Exhibit 10.2

DEVELOPMENT AND TECHNICAL MANAGEMENT CONTRACT

FOR AN ONLINE SALES PLATFORM

19 November 2012

between

CDISCOUNT S.A.

And

GO SPORT FRANCE

CONTENTS

1                                         DEFINITIONS

2                                         OBJECT

3                                        CONTRACTUAL DOCUMENTS

4                                        PRIME CONTRACTOR

5                                        PLATFORM DEVELOPMENT

6                                        PLATFORM ACCEPTANCE AND GUARANTEE

7                                        PLATFORM HOSTING AND OPERATION

8                                        LOGISTICS

9                                        CUSTOMER RELATIONS MANAGEMENT

10                                 SERVICE QUALITY

11                                 REPORTING

12                                 COOPERATION BETWEEN THE PARTIES

13                                 POACHING OF STAFF

14                                 FINANCIAL TERMS

15                                 INSURANCE

16                                 LIABILITIES

17                                 INTELLECTUAL PROPERTY

18                                 PERSONAL DATA

19                                 TERM

20                                 CESSATION OF THE CONTRACT

21                                  CONTRACT MODIFICATION

22                                 CONFIDENTIALITY

23                                 FORCE MAJEURE

24                                 CONTRACT ASSIGNMENT

25                                 OTHER STIPULATIONS

26                                 GOVERNING LAW AND JURISDICTION

27                                 EXTENSION OF THE CONTRACT TO “COURIR” AND TO OTHER AFFILIATED ENTITIES

This Contract is concluded between

CDiscount, a limited liability company (SA) with share capital of €5,162,154.62 with registered head office at 4-6 Cours de l’Intendance, 33000 Bordeaux, France, registered in the Bordeaux Trade and Companies Register under 424 059 822, represented by Anil Benard-Dendé, duly empowered for the purposes of this Contract in his capacity of B2B development director, hereafter referred to as “CDiscount” or the “Service Provider”, and

GO SPORT FRANCE, a simplified joint-stock company (SAS) with share capital of €36,000,000 and registered head office at 17 Avenue de la Falaise, 38360 Sassenage, France, listed in the Grenoble Trade and Companies Register under 428560031, represented by Mr Loïc LE BORGNE, duly empowered for the purposes of this Contract in his capacity of Chief Operating Officer, hereafter referred to as “GO SPORT FRANCE.”

RECITALS

In order to increase its volume of business via the sale of its products on the internet, GO SPORT FRANCE issued a call for tenders on 20 December 2011 for the development and technical management of online selling platforms for each of its brands GO Sport and Courir. The call for tenders concerned the supply of the following services, broken down into three distinct batches in accordance with the specifications:

BATCH 1 — E-commerce Platform

•                 creation of an e-commerce platform for each of these brands on the basis of content furnished by GO SPORT FRANCE and specifications substantiated by the Parties;

•                 hosting and maintenance of these e-commerce platforms and provision of services related to the management of orders (management of customer payments, management of fraud, etc.);

BATCH 2 — Logistics

•                                        provision of logistics services such as reception in the service provider’s warehouses of products delivered by GO SPORT FRANCE or its suppliers, storage in the warehouse and their shipment to customers and the management of returns, etc.;

BATCH 3 — “Multi-Channel” Customer Service (“GRC”)

•                 institution by the service provider and management of a customer service to allow (i) the customers of each e-commerce platform to send in their questions and claims before or after the act of purchase, and in particular those concerning the status of their order, product returns, invoicing and payment and (ii) the customers of GO SPORT FRANCE stores to asks certain questions before or after the act of purchase.

Concerning the highly strategic nature of this project and the damaging consequences that might result from any non-compliance and/or quality defect or non-compliance with the levels of e-commerce platform services and services subject to the call for tenders (chiefly in terms of loss of turnover and damage to image), GO SPORT FRANCE wanted to call upon a service provider having proven, extensive and recognised expertise in matters of e-commerce platform management that would be able to advise GO SPORT FRANCE in the institution of e-commerce platforms.

CDiscount answered the call for tenders launched by GO SPORT FRANCE and was finally selected by it, on the basis of its response of 8 March 2012 to the specifications for aforementioned batches 1, 2 and 3, knowing that it indicated that it had the required expertise and could meet the needs and objectives that it answered in the said tender and its terms, in return for the prices agreed in the appendix.

CDiscount is a traditional player recognised in online commerce in France and wishes, through the development and technical management of the e-commerce platforms of the GO Sport brand and, in a second phase, of the Courir brand, to offer its experience in this field for the first time to third parties.

After a phase of discussion and negotiation, CDiscount and GO SPORT FRANCE decided to set up this project in the context of this Contract following the terms and procedures explained hereafter.

THE FOLLOWING WAS THEREFORE AGREED:

1                                         DEFINITIONS

The terms beginning with a capital letter in this Contract shall have the meaning given to them in this Clause. They shall have the same meaning whether they are used in the singular or plural.

Buyer	means any internet user who connects to the Platform and purchases a Product online.

Anomaly

means any defect in Platform operation such as (i) any dysfunction that prevents access to all or part of the Platform Functionalities or that affects its results, or (ii) any defect, non-compliance or difference with respect to the documentation substantiated in writing between the Parties or the Specifications, (iii) any defect, non-compliance or dysfunction affecting the interfaces or their set-up, the list of which today appears in Appendix 3 to this Contract.

Blocking Anomaly

means any Anomaly that makes it impossible to access the Platform, or navigation under the conditions defined in the SLA and the placement of Orders via the Platform with or without the loyalty function.

Major Anomaly

means any Anomaly disrupting or preventing access to an essential functionality, in particular the store stock notification function, or damaging the image of the Platform or of Go Sport in the eyes of the Buyer, without making it impossible to place an order.

Minor Anomaly	means any Anomaly other than a Blocking or Major Anomaly such as, though this is not exhaustive, an Anomaly affecting the Platform’s comfort of use or ergonomics.

Payment Management Brick	has the meaning given to it in Clause 7.5.

Schedule	means the Schedule specified in Clause 5.3 below. This contractual Schedule includes in particular the ROAD MAP appearing in Appendix 1 below.

Order Processing Centre	means a Product distribution centre held by CDiscount or fully or partly on behalf of CDiscount.

Order	means an order for Products placed via a Platform.

Content

means all the elements, trademarks, brands, documents, data and information of all kinds protected or not by an intellectual property right that are furnished by GO SPORT FRANCE to CDiscount to be integrated in a Platform.

Contract	has the meaning given to it in Clause 3.

Courir	designates the “Courir” brand of the Group to which GO SPORT FRANCE belongs.

Order Date	means the date on which the Order is validated by CDiscount realised under the terms stipulated in Appendix 1 — Platform Functionality

Launch Date	means the date at which the Platform is launched for the GO Sport brand.

Specific Developments

Developments conducted by CDiscount on the basis of specifications written by GO SPORT FRANCE, consisting of additions of Functionalities to the Platform base Functionalities, created specifically for the needs of GO SPORT FRANCE in the Contract framework and integrated rightfully in the Platform.

Personal Data	means any data related directly or indirectly to an identified or identifiable natural person by reference to an identification number or one or more elements specific to that person.

Affiliated Entity

means any legal entity that directly or indirectly controls a Party or is under the control of a company holding control of a Party in the meaning of article L.233-3 of the Commercial Code. For the purposes of the Contract in particular, the companies GO SPORT FRANCE and COURIR are Affiliated Entities. CDiscount hereby accepts that the number of Affiliated Entities of GO SPORT FRANCE may vary during the Contract. Entities that are related to GO SPORT FRANCE only on a contractual basis, in particular by franchise, importation or distribution contracts, do not constitute Affiliated Entities. The master franchises for Poland and the United Arab Emirates are not Affiliated Entities.

Upgrade	means any functional or technical upgrade of the Platform as defined below in Clause 7.4.

Functionality

means the Platform functionalities agreed by the Parties at the Contract signing date on the basis of the common repository of functionalities appearing in Appendix 1, as well as any other Platform functionality agreed upon later by the Parties.

GO Sport	means the “GO Sport” brand of GO SPORT FRANCE.

GO SPORT FRANCE	means the simplified joint-stock company signatory to the Contract.

Group	means the group formed by a Party and its Affiliated Entities.

Product Information

means, for each Product, the following product data: name, manufacturer, price, universal product code (UPC), as the case may be, stock-keeping unit (SKU) characteristics, packaging, documents necessary for its shipment, certificate of origin, as the case may be, classification or other data required by law or regulations, by administrative or tax authorities or required by CDiscount in the context of Order processing.

Launch

means the effective start of production of a Platform version for GO SPORT FRANCE including a part of the Functionalities expressly expected by GO SPORT (other than Upgrades) in compliance with Appendix 1. This Platform version, also called “R1 Core” in the Road Map, shall include at least all the Functionalities listed in the Key Points appearing in Contract Appendix 2 below.

Update	means changes to the Platform made by CDiscount and not integrating new Functionalities.

Service Levels	mean the objectives related to the indicators stipulated in the service agreement appearing in Contract Appendix 4 — “Service Levels.”

Management Tools	has the meaning given to it in Clause 5.5.

Service Provider Tools	means the tools defined in Clause 7.5.

Platform

Means the pooled e-commerce Platform designed and developed for the purposes of GO SPORT FRANCE, including the base Functionalities and Specific Developments expected by GO SPORT FRANCE according to the Schedule (1-A) and specifications (1-B) appearing in Contract Appendix 1, including a technical tool and services allowing correct operation of the Functionalities and services offered by the Platform as detailed below in Clause 5.

Service Providers	means any third party service provider to the Contract to which CDiscount has recourse for the performance of one or more services, to the exclusion of any employee of either Party.

Services	means all or part of the services furnished by CDiscount to GO SPORT FRANCE in the Contract context.

Products

means the GO SPORT FRANCE products sold via the Platform and that GO SPORT FRANCE ships or plans to ship to one or more Order Processing Centres and, in the event of cancellation of Batch 2, means the Products distributed via the Platform.

Excluded Products

means Products that do not meet the technical specifications stipulated in Contract Appendix 6, whether because of the dimensions, the packaging procedures or their nature. Also within this definition come the regulated products or those classified as “dangerous product” by national or international regulations concerning the transport of merchandise or dangerous products.

CDiscount Intellectual Property

means all the elements made available to GO SPORT FRANCE by CDiscount to which CDiscount holds intellectual property rights or benefits from a licence, including, though not exhaustively, all the elements necessary for the use of the Services and all Platform Functionalities by GO SPORT FRANCE in compliance with the object and terms of this Contract.

Specifications

means the functional and/or technical characteristics of the Services and/or of the Functionalities expressly substantiated by the parties in the terms of this Contract, including in the context of Appendix 1.

Territory

means continental France and Corsica and, as the case may be, any territory of the European Union concerning the delivery services. In the event of delivery outside continental France and Corsica, the logistics services shall be invoiced specifically on a case basis.

2                                         OBJECT

In return for the remuneration stipulated in the terms of the Contract, GO SPORT FRANCE entrusts to CDiscount, which accepts, the realisation of the Services including in particular:

•                      development and continuous operation of the Platform (Batch 1);

•                      processing of Product Orders, including in particular the stock-keeping of the Order Processing Centre and delivery of the Products corresponding to these Orders (Batch 2);

•                      customer services (Batch 3);

•                      reporting to GO SPORT FRANCE stipulated in each of the batches;

under the terms specified in the Contract.

The Services initially furnished to GO SPORT FRANCE for the GO SPORT FRANCE brand may later, if GO SPORT FRANCE chooses to do so, be extended to the Courir brand under the terms and procedures stipulated in Clause 27.1 and/or to other Affiliated Entities under the terms of Clause 27.2.

3                                        CONTRACTUAL DOCUMENTS

The contractual relations between the Parties are governed by the following contractual documents by order of decreasing legal value (hereafter the “Contract”):

•                      The body of this document and any amendments to it signed between the Parties;

•                      Its appendices.

In the event of contradiction between one or more stipulations appearing in any of the above contractual documents, the document of higher rank shall prevail. In the event of contradiction between two documents of equal rank, the most recent shall prevail.

4                                       PRIME CONTRACTOR

CDiscount acts as prime contractor for the realisation of the Services.

As such, CDiscount ensures the management, control and coordination of the Services and agrees in particular to:

•                      have and maintain the skills needed to carry out the services in accordance with the agreed terms;

•                      organise and lead the committees instituted to allow and facilitate collaboration of the Parties under the terms of Appendix 7;

•                      ensure management of the Services;

•                      ensure supervision of the Services and monitor their state of progress;

•                      communicate to GO SPORT FRANCE all the difficulties it finds and can measure in light of its experience, as Contract performance proceeds, in order to allow them to be taken into account as early as possible, including when these difficulties are attributable to GO SPORT FRANCE or to service providers or third parties;

•                      furnish the Services in accordance with the Contract terms, the Specifications, the Contract appendices, and in particular with the Service Levels.

5                                        PLATFORM DEVELOPMENT

5.1                              General

GO SPORT FRANCE entrusts to CDiscount the development and creation of the Platform and the availability of the corresponding technical infrastructure, in view of the sale of the Products and the presentation of the GO Sport brand to the public in the Territory and consisting of the following elements, perfectly integrated and compatible (i) amongst themselves and with (ii) the elements with which CDiscount has confirmed under the Contract that its Platform could inter-operate in particular with the Information System of GO SPORT FRANCE and the information system of the Order Processing Centre.

The Platform includes:

•                       the computer programmes furnished by CDiscount by application of the Contract, whether they have been developed by CDiscount or by third parties, specifically for GO SPORT FRANCE (Specific Developments) or not, and in particular but not limited to the Service Provider Tools as defined in the clause “Service Provider Tools”;

•                       the databases that shall make it possible to collect the Personal data concerning the Buyers, as well as the Content, including the Product Information and Product Data Sheets;

•                       the interfaces, including a list of classification by degree of criticality established today by joint agreement between the Parties, appearing in Appendix 3 to this Contract;

•                       Updates and any Upgrades;

•                       Management Tools as defined in the “Management Tool” clause.

5.2                              Functionalities

The Platform shall include all the Functionalities designated in the common repository of functionalities appearing in Appendix 1 at the dates specified therein, or which are agreed jointly between the Parties.

Except for the foregoing, it is expressly agreed that the Functionalities mentioned in Appendix 1 that are not included in the Platform as from the Launch Date shall be subject to development at later dates as specified in Appendix 1.

5.3                              Schedule — Status of Services on the Contract signing day

5.3.1                    At the Contract signing date, the Parties plan that the Launch shall occur on 19 November 2012, while it is specified that the Launch of the Platform’s initial version shall occur in any event at the time of acceptance in accordance with Clause 6.

If this acceptance does not occur on 19 November 2012, the Parties agree to come together and adapt the Contract terms to take into consideration the impact of the shift in Launch Date.

5.3.2                    The development schedule of the main Platform Functionalities stipulated on the Contract signing day appears in Appendix 1-B (Road Map).

5.3.3                    CDiscount shall keep GO SPORT FRANCE regularly informed of the state of Platform development progress with reference to Appendix 1. If necessary, GO SPORT FRANCE may express its observations in writing to CDiscount on this information within 72 hours.

5.3.4                    In the event of foreseeable delay due to one or the other Party, the Parties must come together and negotiate any changes to the Schedule. These changes shall be made by amendment to the Contract.

5.3.5                    The Parties recognise and accept that, unless expressly stipulated otherwise by the Parties, the times stipulated in Appendix 1 are mandatory in character considering the strategic nature of the Platform and of the Services.

5.3.6                    The imperative contractual dates for the customer service (batch 3) are:

•             Loyalty file launch: 5 November 2012

•             E-commerce file launch: Platform Launch Date

•             Store file launch: 17 December 2012

5.3.6                    Platform presentation

Under its sole responsibility, GO SPORT FRANCE shall determine the final appearance of the Platform at Launch Date, subject to Platform technological constraints.

5.4                              Contents

5.4.1                    In the Platform context, GO SPORT FRANCE shall have full discretion and shall assume full responsibility and bear all the risks of obtaining, providing and updating the Contents that it publishes and wishes to use on the Platform.

5.4.2                    GO SPORT FRANCE has furnished CDiscount with the Product Data and all other Contents that are to be available on the Platform at Launch. GO SPORT FRANCE agrees to update the Product Data using the Management Tools or data flows in the format designated by CDiscount.

5.4.3                    GO SPORT FRANCE shall make sure that all the Contents comply with the applicable regulations in effect.

GO SPORT FRANCE shall alone assume all the consequences and responsibilities for the Contents and shall keep CDiscount discharged and unharmed for any financial consequence in this regard, except for any content furnished by CDiscount or by service providers.

5.5                              Management Tools

As from the Launch Date and throughout the Contract term, CDiscount shall make management tools available to GO SPORT FRANCE to allow it to manage the Contents and Platform presentation (the “Management Tools”).

GO SPORT FRANCE recognises that it has been partially trained by CDiscount in the use of the Management Tools. The Parties agree to complete this training without excess cost for GO SPORT FRANCE as the delivery of the Functionalities proceeds.

6                                        PLATFORM ACCEPTANCE AND GUARANTEE

6.1                              It is expressly agreed between the Parties that the Platform acceptance at Launch does not include acceptance of the batches to be developed or of the Functionalities to be activated after Launch in accordance with the Road Map stipulated in Appendix 1-B, which themselves are subject to bilateral acceptance by the procedure described hereafter in this clause.

6.2                              The purpose of acceptance is to verify the Platform’s compliance with the Specifications, and in particular with the Functionalities defined in Appendix 1, including in terms of completeness.

The test files are prepared and carried out jointly by GO SPORT FRANCE and CDiscount and then substantiated by GO SPORT FRANCE. It is in GO SPORT FRANCE’s interest to prepare as complete a test file as possible.

6.3                              At the end of the tests, GO SPORT FRANCE may:

(a)              pronounce acceptance without reservation;

(b)              pronounce acceptance while expressing reservations due to Anomalies observed in the Platform; or

(c)               refuse Platform acceptance if one or more Blocking Anomalies are observed.

6.4                              In the event of reservation or refusal to issue acceptance, CDiscount shall provide the necessary technical corrections in view of presenting a new Platform version in a second test phase within a maximum time agreed between the Parties.

6.5                              Concerning the initial version of the Platform (R1 Core), if not all the Anomalies have been corrected by CDiscount at the end of this second test phase within the maximum time agreed between the Parties, GO SPORT FRANCE may cancel the Contract under the terms of the clause “Cancellation for serious lapse,” without reducing any damages and interest that GO SPORT FRANCE would have grounds to claim in reparation.

Concerning the other Platform batches stipulated in the Road Map (after Launch), if not all the Anomalies have been corrected by CDiscount at the end of the second test phase, CDiscount agrees to correct the Anomalies indicated in view of putting the system into production within the times agreed between the Parties.

6.6                              Acceptance shall take final form by joint signature of the report without reservation, or after discharge of any reservations in a later test phase.

6.7                              Guarantee

It is expressly agreed between the Parties that CDiscount shall furnish GO SPORT FRANCE free of charge, for four (4) months as from the Launch Date, with corrective maintenance services on the Platform in accordance with clause 7.3 and Appendix 3.

7                                        PLATFORM HOSTING AND OPERATION

7.1                              General

As from the Launch Date and throughout the Contract term, CDiscount shall be in charge of hosting and operation of the Platform under the conditions defined below.

7.2                              Hosting

7.2.1                    CDiscount agrees to provide and maintain a Platform hosting solution for the benefit of GO SPORT FRANCE throughout the term of the Contract, by furnishing it with enough storage capacity and computer processing power on the servers used.

The Platform hosting terms, the technical nature of the servers and the other services related to these hosting services are described in Appendix 3.

7.2.2                    CDiscount agrees to ensure the permanence, continuity and quality of the hosting and accessibility of the Platform and all the Functionalities and Contents in accordance with the Service Levels. Therefore, CDiscount agrees in particular that the provision of the Services targets 24/7 access by internet users within the bounds of the Service Levels and use of the Functionalities in accordance with Specifications.

7.2.3                    CDiscount ensures the physical and logical security of the Platform hosting servers. The measures implemented in this context are described in Contract Appendix 3. In particular, CDiscount agrees to install and maintain suitable backup servers identical to the main servers, for the duration of the Contract. In the event the main servers are unavailable, CDiscount agrees to switch the Platform to the backup servers.

7.2.4                    However, CDiscount reserves the capacity to suspend Platform accessibility exceptionally and briefly to carry out any maintenance operations or improvement of the servers hosting the Platform, subject to the commitments mentioned in Appendix 4.

7.2.5                    CDiscount may modify or change all or part of the servers hosting the Platform or any other part of its computer system to meet technical constraints or for technological upgrades.

7.3                              Corrective maintenance

7.3.1                    As from Platform acceptance as defined in Contract Clause 6, and throughout the Contract term, CDiscount agrees to provide corrective maintenance of the Platform under its responsibility and under the conditions defined in the Contract.

GO SPORT FRANCE recognises that, insofar as Platform operation calls for recourse to elaborate, complex computer codes and programmes, CDiscount cannot guarantee that the Platform will operate without interruption or be totally exempt from Anomalies, while it is specified that CDiscount shall correct the Anomalies in the context of corrective maintenance operations described below and in accordance with the Service Levels and Appendix 4.

In the event of Anomalies notified to CDiscount by GO SPORT FRANCE or diagnosed by CDiscount during Contract performance, CDiscount agrees to act as from receipt of Anomaly notification or its observation, within the times given in Appendix 4.

7.3.2                    In the context of the corrective maintenance services and as long as the Anomaly is indicated in writing, is reproducible and documented, CDiscount agrees to take all necessary measures to:

(a)              diagnose the origin of the Anomaly;

(b)              correct the Anomaly; and

(c)               limit its consequences.

7.3.3                    When GO SPORT FRANCE notifies an Anomaly to CDiscount, in order to allow CDiscount’s intervention, GO SPORT FRANCE shall provide all documents and information for localising and correcting the Anomaly, in particular the conditions of Anomaly occurrence and screen shots of the Platform affected by the Anomaly.

The Anomalies notified by GO SPORT FRANCE shall be classified by degree of criticality and seriousness by GO SPORT FRANCE, while it is specified that this classification shall be the subject of bilateral discussions between the Parties, in order to check its pertinence when CDiscount is in disagreement with it.

The Anomalies are classified by criticality and seriousness as Blocking Anomalies, Major Anomalies and Minor Anomalies. This classification shall determine the measures to be taken by CDiscount in the context of Platform corrective maintenance.

After correction of a Blocking Anomaly indicated by GO SPORT FRANCE, CDiscount shall issue an incident report within the planned times as from this indication, detailing:

(a)         the Anomaly reference;

(b)         the time and date when the Anomaly appeared;

(c)          the time and date of Anomaly correction;

(d)         the pertinent measures taken by CDiscount or the action proposed in the event of failure of the measure initially taken.

For the other Anomalies, the follow-up shall be in accordance with the procedure described in Appendix 3.

7.3.4                    Platform corrective maintenance is limited to the Services covered by this Contract and excludes any intervention resulting from the following cases:

(a) use of the Platform out of compliance with the Specifications and training documentation, except in the event of prior written approval by CDiscount;

(b) Platform dysfunctions resulting directly from a change of computer system at GO SPORT FRANCE, except in the event of prior written approval by CDiscount;

(c) any intervention by GO SPORT FRANCE at the origin of the Anomaly.

If an unrequested or faulty change made by CDiscount on the Platform entails dysfunctions of the GO SPORT FRANCE information system or its interfaces, GO SPORT FRANCE reserves the right to invoice and claim payment for the proven, reasonable excess costs entailed, at the rate in effect on the day of intervention, except if CDiscount corrects the dysfunctions immediately and without cost to GO SPORT FRANCE.

If CDiscount is solicited for one of the reasons listed above, GO SPORT FRANCE shall be invoiced at the standing rate at the time of the intervention.

7.4                              Upgrade maintenance

In the Contract context, GO SPORT FRANCE may ask CDiscount to carry out improvements, adaptations and changes to the Platform (the “Upgrades”). The creation of one or more Upgrades shall be subject to provision of an estimate in accordance with the stipulations of Clause 21.

7.5                              Service Provider Tools

At the Launch Date and throughout the Contract term, CDiscount shall provide GO SPORT FRANCE with the Services using the following applications (the “Service Provider Tools”):

(a)         an application allowing automatic sending of emails from the Platform in the context of an Order or the creation of a customer account on the Platform;

(b)         a Platform internal search engine;

(c)          a secure payment platform in accordance with the French interbank standards, constituting an Internet payment service, validating and recording the transactions made at online Product purchase on the Platform (the “Payment Management Brick”);

(d)         a fraud prevention application;

(e)          an application allowing the internet user to geo-localise the collection points;

(f)           an application checking mailing addresses in real time (aimed at limiting deliveries to “NPAI” customers).

in accordance with the financial terms of Appendix 5.

The cost of the Service Provider Tools shall be re-invoiced by CDiscount to GO SPORT FRANCE under the terms of Clause 14. CDiscount reserves the possibility of changing all or part of the Service Provider Tools to equivalent Functionalities as long as that entails no Blocking or Major Anomaly on the Platform, in any event, the resulting cost overshoots must be agreed first between the Parties.

GO SPORT FRANCE agrees to use the Service Provider Tools for the sole purposes of managing and operating the Platform under the conditions stipulated in the Contract.

7.6                              Management of payments and means of payment

7.2.1                    Payment Management Brick

7.2.1.1          CDiscount obligations

CDiscount agrees to do its best to ensure the reliability and security of the Payment Management Brick.

CDiscount does not, however, commit to ensuring 100% security as such level is never achieved either off or on the Internet, in particular in matters of remote sales or mail order.

However, CDiscount agrees to furnish the agreed reporting relative to the Payment Management Brick.

Furthermore, CDiscount cannot be held liable for any event resulting from the actions of a third party that is not under the control of CDiscount and/or of an event of Force Majeure that might affect the proper operation of the Payment Management Brick. This is applicable to any event resulting from the actions of a third party not under CDiscount’s control and/or of an event of Force Majeure having an impact on the correct operation of the services furnished by the Internet, the bank card GIE and international networks, telephone operators, Internet access providers, bank or financial servers. CDiscount must nonetheless do everything it can to re-establish the correct operation of the Platform as early as possible.

7.6.1.2           GO SPORT FRANCE obligations

In order to use the Payment Management Brick, GO SPORT FRANCE agrees to sign a specific agreement (“mail order sale” contract) with its bank, which is a payment service provider, suitable for the payment facilities it intends to propose to Buyers for the purchases of Products and of the following securitisation methods:

•                      Secure Socket Layer (“SSL”) is an encryption protocol for transporting information over the Internet in full confidentiality, compatible in particular with Internet Explorer;

•                      “3D-Secure” is an architectural scheme for triggering the authentication of the bankcard holder in the remote payment context.

GO SPORT FRANCE agrees to transmit to CDiscount as early as possible and no more than 15 days before the effective date any information from GO SPORT FRANCE’s bank related to the Payment Management Brick, such as a change of processing centre, change of bank details, the operation of the bank card system, card acceptance thresholds, the change of the Bank Card GIE regulations or changes to the acceptance rules and management of payment methods accepted by GO SPORT FRANCE. It is incumbent upon it to agree with this bank on the most appropriate information transmission procedures.

7.6.1.3          GO SPORT FRANCE agrees to inform CDiscount of any fraudulent use of the Payment Management Brick.

7.6.2                    Reimbursement management

Procedures for reimbursements and regularisations of Orders on the Platform that are the subject of a return (each of these regularisations constitutes a “Reimbursement”) shall be generated jointly by GO SPORT FRANCE and CDiscount and substantiated by GO SPORT FRANCE.

CDiscount shall provide Buyers with the information and assistance necessary for performing the Reimbursements under the conditions defined in the context of the customer relations assignment of which it is in charge.

7.6.3                    Fraud management

CDiscount shall fight fraud in the context of using the Platform.

In this context, CDiscount assesses the confidence level of a transaction and plans the actions to implement as a consequence, which may be the following: (i) sending of the GO Sport Product acquired by the Buyer, (ii) review and substantiation of the Order via a manual process, and (iii) proposal to the Buyer to use another means of payment.

CDiscount also assesses the Buyer’s reliability on the basis of the previous transactions between the Buyer and the Platform.

CDiscount agrees to do its best to manage fraud as reliably as possible and to institute tools and adequate organisation to this end. Fraud management is conducted as a complement to the imperative set-up of the SSL and 3-D Secure securitisation methods.

7.7                              Commercial policy

GO SPORT FRANCE is solely responsible for the terms, conditions and policies of marketing, pricing and Product returns that it decides to apply.

GO SPORT FRANCE shall take sole charge of the sale of Products on the Platform and shall be responsible for the entire commercial policy related to sale of the Products on the Platform, and in particular of the definition of stocks of Products expected and marketed via the Platform, the construction of Product lines and the pricing policy applied to the Products, the institution of promotional offers, etc.

GO SPORT FRANCE shall alone assume all the consequences and liabilities of this commercial policy as long as this commercial policy has been complied with by CDiscount in the context of supply of the Services, and for the sale of Products, and shall release CDiscount and hold it harmless from any financial consequences in this regard.

7.8                              Marketing policy

GO SPORT FRANCE shall alone be responsible for the entire marketing policy on the Platform and in particular its paying and natural referencing, the sending of advertising campaign emails to internet users, Platform customers and prospective customers, advertising the Platform, the promotion of Product sales on the Platform, etc.

GO SPORT FRANCE shall assume all the consequences and liabilities for this marketing policy as long as this marketing policy has been complied with by CDiscount in the context of supplying the Services, and shall release CDiscount and hold it harmless from any of the financial consequences in this regard.

If GO SPORT FRANCE wanted to entrust CDiscount with all or part of the activities included in the marketing policy, the Parties shall meet and define the terms and conditions of these new services in a new contract.

7.9                              Advertising system

In a separate contract, GO SPORT FRANCE may entrust CDiscount with all the activities related to the Platform advertising system, and in particular the rental of advertising spots on the Platform to third parties, the institution of packaging options, the availability of databases to third parties, etc.

8                                        LOGISTICS

8.1                              General

CDiscount shall receive, store, package, ship and deliver the Products, except for Excluded Products, in accordance with the provisions of this Contract and Appendix 6 detailing the content of these Services.

8.2                              Specific obligations of GO SPORT FRANCE concerning the logistic operations

8.2.1                    Information provided by GO SPORT FRANCE

GO SPORT FRANCE shall provide CDiscount with the Product Data. GO SPORT FRANCE shall ensure that, at any time, the Product Data is true and adequate. GO SPORT FRANCE shall immediately inform CDiscount of any change affecting the Product Data.

GO SPORT FRANCE agrees to inform CDiscount of the Products whose handling requires specific authorisation, or which are subject to special regulations.

GO SPORT FRANCE shall comply with all the legal formalities applicable to it for the storage and transport of the Products of which it takes charge and shall provide, in due time, all the exact and up-to-date information and documents that GO SPORT FRANCE has and might be requested of it by CDiscount, and which might be necessary for processing the Orders by CDiscount. CDiscount’s liability cannot be incurred in the event of delay in the shipment of the Products resulting from the lack of or inaccuracy of the Product data communicated by GO SPORT FRANCE.

GO SPORT FRANCE shall be exclusively responsible for any cost overshoots for CDiscount that might result directly from non-performance of its obligation to provide information under this Clause, in the limit of the amount defined in the “Liabilities” clause 16.

8.2.2                     Forecasts of volumes

8.2.2.1          At least once per year, GO SPORT FRANCE shall provide annual forecasts of the volumes of Orders per Product category (Textile/Shoes/Equipment) and for each Order Processing Centre.

At least once per month, GO SPORT FRANCE shall send CDiscount its weekly forecasts for the three (3) coming months concerning the sale of Products, the change in Product assortment (number of references, Product types), the commercial operations and the returns. These forecasts shall be firm as concerns the month following their issuance (M+1) and not firm for the two following months (M+2 and M+3).

At least once per week (Wednesday), GO SPORT FRANCE shall send CDiscount its daily forecasts for the following week concerning Product sale, new items, discontinued items, commercial operations and returns. These forecasts shall be firm for GO SPORT FRANCE.

The activity forecasts stipulated in this clause must take into account the special commercial operations defined by GO SPORT FRANCE (exceptional promotions, sales, etc.).

8.2.2.2          CDiscount accepts maximum fluctuations of activity with respect to the firm volume forecasts sent by GO SPORT FRANCE under the following terms:

•                       bracket of plus or minus twenty per cent (20%) the first year of Contract performance, as from signing date;

•                       bracket of plus or minus fifteen per cent (15%) the second year of Contract performance;

•                       bracket of plus or minus ten per cent (10%) the following years.

In the event of a cumulative difference, observed Wednesday morning, in the sum of daily forecasts of Monday/Tuesday/Wednesday greater than the maximum percentage of the brackets described above, a planning review shall be held on Wednesday afternoon (at 2 p.m.). The objectives of this review shall be to make all the decisions that will make it possible to keep the customer promise, at the choice and initiative of GO SPORT FRANCE, by (i) modifying the delivery time promised on the commerce site and/or (ii) by putting in place additional teams, the cost overshoot of which shall then be thirty-seven point five per cent (37.5%) over the logistics rates appearing in Appendix 5. The excess cost mentioned above shall apply only on the preparation work units.

In any event, in the event of fluctuation of activity exceeding the maximum percentage of the twenty per cent (20%) bracket during the first six months of performance of the logistics services (Batch 2). CDiscount accepts not to invoice any excess cost to GO SPORT FRANCE and GO SPORT FRANCE accepts in return not to apply any penalty at the level of the Service Levels corresponding to said logistics services that would be directly related to a fluctuation of activity exceeding twenty per cent (20%) on the communication forecasts.

8.2.2.3          In the event of overshoot of the maximum fluctuation accepted by CDiscount by application of Clause 8.2.2.2, the Service Level shall be assessed and determined on the basis of the high end of the bracket authorised for the reference year concerned.

8.2.2.4          For the case where the real weekly flow is less than the low end of the bracket of weekly forecasts of volumes communicated monthly to CDiscount, GO SPORT FRANCE shall be invoiced by CDiscount for an amount corresponding to the low end of the volume forecast bracket without reducing the minimum invoices stipulated in the Contract. This payment by GO SPORT FRANCE is limited to a maximum of one week and concerns only the order preparation batches. In the presence of such an acknowledged difference, GO SPORT FRANCE shall have the possibility of transmitting an update of its weekly forecasts on Wednesday at 2 p.m.

8.2.3                    Compliance with CDiscount procedures

GO SPORT FRANCE shall follow the procedures, information requirements and CDiscount schedule for notification, programming, confirmation and delivery of the Products to the Order Processing Centres as long as these rules have been communicated by CDiscount to GO SPORT FRANCE in times allowing GO Sport to comply with these rules. GO SPORT FRANCE shall communicate the above rules to its Product suppliers delivering to CDiscount directly, and in the event the above rules are not followed by the suppliers of GO SPORT FRANCE, CDiscount shall be released from the Service Levels for reception and shall present an estimate for any cost overshoots generated.

In accordance with the CDiscount logistics procedures defined in Appendix 6, CDiscount shall be in charge of managing the stocks and distributing Orders amongst the various Order Processing Centres.

CDiscount shall communicate to GO SPORT FRANCE the contact details of the Order Processing Centres to which GO SPORT FRANCE must deliver the Products.

CDiscount shall receive the Products and record them in its information system.

8.2.4                    Recall of Products

GO SPORT FRANCE shall inform CDiscount immediately of effective or potential recalls affecting the Products and, as required, shall provide CDiscount at its expense with any cooperation and assistance necessary to conduct its recall campaigns.

GO SPORT FRANCE assumes full responsibility for the recall campaigns.

8.3                              Storage

CDiscount shall have the task of warehousing the Product from their receipt in the Order Processing Centres and up until their shipment to the Buyer. In the context of this assignment, CDiscount shall be considered as the consignee of the Products.

The Products shall be stored in the Order Processing Centres designated by CDiscount under the conditions stipulated in Appendix 6 and in accordance with professional practices in these matters.

The Products shall be subject to electronic recording identifying the Products in the CDiscount information system, shall be assigned a place and, as required, an electronic storage address.

CDiscount shall be in charge of organising the storage and shall decide which data it sends to GO SPORT FRANCE. CDiscount shall under no circumstances be obliged to mark or physically separate the Products from the other products stored in the Order Processing Centres.

If CDiscount reaches its maximum storage capacity allocated to GO SPORT FRANCE as defined in Appendix 6 for any reason not attributable to CDiscount, the Parties agree to find an alternative solution at the expense of GO SPORT FRANCE.

8.4                              Preparation and shipment of Products

At reception of an Order, CDiscount shall carry out the preparation of the shipments, furnish the packaging materials and shall ship the Products, via transport Service Providers. GO SPORT FRANCE shall choose the wrapping from amongst the models proposed by CDiscount. Any wrapping chosen by GO SPORT FRANCE that is not part of the models proposed by CDiscount shall be subject to an estimate drawn up beforehand by CDiscount and accepted by GO SPORT FRANCE, and shall be invoiced specifically.

The operational procedures for wrapping and shipping the Products are specified in Appendix 6.

8.5                              Inventory

CDiscount shall proceed with an annual inventory in order to compare, for all the Products at the Order Processing Centres, the inventory of physical stocks with the stocks recorded in the information system.

At the request of GO SPORT FRANCE and subject to meeting a minimum forewarning of two (2) months, CDiscount may proceed with any additional inventory that will be the subject of an estimate accepted first by GO SPORT FRANCE.

8.6                              Management of Product returns

CDiscount shall be in charge of processing the returns of Products bought via the Platform in accordance with the terms stipulated in Appendix 6.

Those returned Products that, in CDiscount’s opinion, are new and sellable shall be re-integrated into stock to be put back on sale on the Platform. Any other Product shall be designated as unsellable. GO SPORT FRANCE shall, at its expense, take charge of removal or destruction of these Products except with express agreement of the Parties (in particular in the event of a Product stock removal operation).

8.7                              Product ownership

GO SPORT FRANCE shall retain ownership of all the Products stored in the Order Processing Centres, including those Products that have been returned, while it is understood that CDiscount as consignee bears Product-related risks as long as these Products have been accepted by CDiscount in the Order Processing Centres.

9                                        CUSTOMER RELATIONS MANAGEMENT

9.1                              General

CDiscount shall ensure remote management of the relations between GO SPORT FRANCE and its customers.

CDiscount shall take all measures to ensure the institution of the human and material resources needed for the correct functioning of its customer relations service assignment.

9.2                              Scope

CDiscount’s customer relations service assignment shall consist of processing all the information and assistance requests expressed by GO SPORT FRANCE internet users using the Platform, and in particular the performance of the following services: reception of incoming calls, processing of outgoing calls, processing of emails and letters, processing of seizures.

CDiscount’s customer relations service assignment shall also consist of processing all the information and assistance requests expressed by current or potential customers in relation with purchases made or to come in physical stores of GO SPORT FRANCE as well as any request related to the GO Sport “Feel Good” loyalty card and the other GO Sport gift cards.

The scope of the Services for which CDiscount shall be responsible in this customer relations service assignment is defined in Appendix 8. The Services shall be performed in accordance with the Contract and in particular with the Service Levels.

The customer relations service assignment excludes certain services mentioned in Appendix 8.

9.3                              Activity forecasts

At least once monthly (on the 10th day of each month), GO SPORT FRANCE shall send CDiscount its forecasts for the coming three months concerning the volumes of customer relations service activity, the volumes of Orders via the Platform, the volumes of contacts induced, the volumes of contacts in connection with the activities in physical points of sale of GO SPORT FRANCE and the volumes of contacts in relation with the GO Sport Feel Good loyalty programme.

These forecasts shall be commitments to within + 10% concerning the month following their issuance (M+1) and to within + 20% concerning the following month (M+2). The three-month forecasts (M+3) shall not be commitments but only communicated as an indication.

The activity forecasts stipulated in this Clause must take into account the special commercial operations defined by GO SPORT FRANCE (exceptional promotions, sales, etc.).

9.4                              Customer relations service managed by GO SPORT FRANCE (Level 2)

GO SPORT FRANCE shall remain in charge of the processing of certain information requests and claims expressed by GO SPORT FRANCE customers under the escalation conditions defined in Appendix 8.

9.5                              Terms of intervention

In the context of its customer relations service assignment, CDiscount shall process all information and assistance requests appearing in Appendix 8 without guaranteeing that it shall respond to all the questions posed in the context of this service.

CDiscount shall ensure the customer relations service from Monday to Friday from 9 a.m. to 8 p.m. and Saturday from 9 a.m. to 7 p.m. French time.

Reciprocally, GO SPORT FRANCE agrees to communicate to CDiscount the information making it possible to respond to the requests mentioned in Appendix 8 as well as those requested by CDiscount before the Launch Date. As from Launch Date and throughout the Contract term, GO SPORT FRANCE agrees to update and communicate immediately the necessary information for realisation of its customer relations service assignment by CDiscount.

9.6                              Placement in waiting line and response time

If CDiscount receives customer relations communications that it thinks should be resolved by GO SPORT FRANCE, CDiscount shall reserve these communications in a “waiting line” in accordance with an “escalation” procedure.

The escalation procedure is written jointly by GO SPORT FRANCE and CDiscount and substantiated by GO SPORT FRANCE.

In the event of escalation of an information request or claim to the customer relations service managed by GO SPORT FRANCE, GO SPORT FRANCE agrees to answer it within 24 hours.

9.7                              Training of customer relations staff

For the purposes of the customer relations service requests relating to the information and assistance assignments coming within the responsibility of CDiscount as defined in Appendix 8, the staff dedicated to the CDiscount customer relations service shall identify themselves as representatives of GO SPORT FRANCE using the trade name “GO Sport”.

These members of staff must be able to provide assistance to the customers of GO SPORT FRANCE in French. They shall not be obliged to use a language other than French, nor to process requests in a language other than French.

The Parties agree together on a training procedure and the guidelines concerning communication with the customers of GO SPORT FRANCE for staff of the CDiscount customer relations service. CDiscount shall take care of the training of the customer relations staff and ensure performance of the customer relations service in accordance with these guidelines.

GO SPORT FRANCE shall furnish a training guide such that any person integrating the staff dedicated to the customer relations service has a knowledge support.

9.8                              Changes in procedures

CDiscount agrees to perform its services in accordance with the procedures transmitted by GO SPORT FRANCE.

Minor procedural changes that concern in particular changing characteristics of a product offer or of a commercial operation (such as a competition, sales, or the parameters of the Feel Good loyalty programme) or changes of the contact details of physical sales points, if they entail changes only at the level of communication for those in charge of customers, must be communicated to CDiscount at least 96 hours before they go into production.

Major procedural changes that concern launches of new products in particular, substantial changes in the commercial offer, changes made to the purchase procedures (such as payment method, carrier) and tools, and which entail changes at the level of communication for those in charge of customers and of the information system must be communicated to CDiscount at least 10 business days before they go into production.

When these changes implicate significant elements of the customer relations service entrusted to CDiscount and the average processing times as defined in Appendix 4, they shall prompt a change to the Contract per Clause 21 and a revision of the financial terms stipulated in Appendix 5.

Any change to the customer service assignment and in the content of the GO SPORT FRANCE offer to its customers must be reflected in an update in the training programme and training guide, under its responsibility. Otherwise, CDiscount cannot be held responsible for failure to meet the Service Levels defined in Appendix 4 corresponding to this update.

When a change is likely to have an impact on the organisation of the processing of the various customer relations service assignments, CDiscount shall inform GO SPORT FRANCE of this. In any event, CDiscount shall take charge of organising the customer relations service for the processing of the various assignments.

10                                 SERVICE QUALITY

10.1                       Service Levels

CDiscount undertakes to ensure that the quality of the Platform and of the Services will meet the Service Levels defined by the Parties in Appendices 4 and 5.

Only the Service Levels cited in the services agreement appearing in Appendix 4 are subject to a service quality commitment on the part of CDiscount. CDiscount shall not be held liable for any lapse in service quality that is not covered by a Service Level in the services agreement of Appendix 4.

10.2                       Assessment

The Services carried out by CDiscount shall be assessed with respect to the Service Levels in accordance with the procedures and methods described in Appendix 4 or those habitually used in such matters by CDiscount.

CDiscount shall make available to GO SPORT FRANCE a report on the assessments of the objective Service Levels defined above at the frequencies stated in Appendix 4.

10.3                       Penalties

The Parties agree to institute a penalty procedure to sanction any non-compliance with the Service Levels, except if CDiscount proves that the non-compliance with the Service Levels is exclusively attributable to a fault of GO SPORT FRANCE, or to a third party that has no relation with CDiscount, or to an event of Force Majeure.

The method for calculating these penalties is given in Appendix 3 and Appendix 4, subject to compliance with the principles agreed in this clause.

It is understood that these penalties are set only for coercive, constrictive purposes and that GO SPORT FRANCE may not, in particular, also claim indemnification of any harm it incurs due to non-compliance with the Service Levels, subject to deduction of the penalties already paid for this non-compliance.

Any penalty settled is not attributed to the ceiling described in clause 16.3.

Failure to invoice penalties within three months of the non-compliance with the corresponding Service Levels shall be interpreted as a waiver of the benefit of said penalties.

The penalties must be invoiced separately.

11                                 REPORTING

Throughout the Contract term, CDiscount agrees to communicate to GO SPORT FRANCE all the information related to the Services under the terms and time periods stipulated in the Contract.

12                                 COOPERATION BETWEEN THE PARTIES

12.1                       Collaboration

12.1.1             Platform development and operation and the performance of the other Services require active collaboration between GO SPORT FRANCE and CDiscount. In this regard, a common approach must be instituted and an ongoing exchange of information must make it possible to avoid generating incidents harmful to the interests of both Parties.

Each of the Parties agrees to communicate to the other all information, documents or difficulties of which it is aware that might affect proper Contract performance. Each of the Parties agrees to do its best to meet the deadlines established by joint agreement.

12.1.2             Each of the Parties shall name, upon signature hereof, a competent contact person who shall be available to represent and take all the necessary routine operational measures during the Contract. This contact person shall be the person to contact as a priority in the event of occurrence of a difficulty of any kind during Contract performance.

Tracking committees shall be instituted to oversee the proper performance of the Contract and to solve any difficulties encountered (together called the “Tracking Committees”).

The composition of the Tracking Committees, their function, the venue and periodicity of their meetings, as well as the procedures for approving the documents they generate, are specified in Appendix 7. Any participant whose presence on a Tracking Committee might be necessary in light of the agenda may participate in them as long as the other Party has first been informed of this.

12.1.3             As required, each of the Parties agrees to receive the members of the other Party’s staff assigned to Contract performance under the best possible conditions to make available to them the means and tools necessary for Contract performance.

Each of the Parties agrees to have its staff members present on the premises of the other Party follow the internal rules and procedures of the other Party, which shall first be communicated to it.

Each of the Parties shall ensure administrative, accounting and social management of its staff and shall retain the powers of management, command, surveillance and control over its agents.

12.2                       Obligations of GO SPORT FRANCE

Without altering the other Contract terms, GO SPORT FRANCE agrees to provide CDiscount with the information and assistance CDiscount deems necessary for correct Contract performance.

The information provided by GO SPORT FRANCE to CDiscount shall be reliable, complete, precise and in the formats indicated by CDiscount.

12.3                       Obligations of CDiscount

CDiscount shall have an advisory and assistance role with regard to GO SPORT FRANCE for the performance of the Services and of this Contract. This obligation does not extend to GO SPORT FRANCE’s commercial policy, marketing or advertising agency activities.

In particular, CDiscount must warn GO SPORT FRANCE when GO SPORT FRANCE’s requirements risk delaying the Launch or deteriorating the operation of the Functionalities of the Platform or the quality of the Services.

CDiscount agrees to inform GO SPORT FRANCE of any difficulty encountered, including any delay, in the course of Contract performance.

CDiscount shall operate the Platform and provide the Services in accordance with the Specifications.

CDiscount agrees to use qualified staff and subcontractors in sufficient number for the proper performance of the Contract.

13                                 POACHING OF STAFF

The Parties refrain from hiring, or having hired by a third party, any employee of the other Party having participated in the performance of the Services for any reason whatsoever, unless agreed otherwise between them, throughout the term of the Contract and for one year after expiry or cessation of the Contract.

If one of the Parties does not meet this commitment, it agrees to indemnify the other Party by paying it a sum equal to the total gross remuneration paid to this employee over the twelve (12) months preceding his departure.

14                                 FINANCIAL TERMS

The financial terms are defined in Appendix 5 to this Contract. These financial terms may be subject to revision under the conditions defined in the same appendix.

15                                 INSURANCE

CDiscount certifies that it has taken out an insurance policy with a reputable solvent insurer established in France, to cover the Services and any other obligation of CDiscount under the Contract terms. In this regard, CDiscount shall pay the premiums and dues corresponding to said insurance policy.

GO SPORT FRANCE certifies that it has taken out an insurance policy with a reputable solvent insurer established in France for the performance of its obligations under the Contract terms. In this regard, GO SPORT FRANCE shall pay the premiums and dues corresponding to said insurance policy.

16                                 LIABILITIES

16.1                       GO SPORT FRANCE alone is responsible for the exhaustiveness and compliance of the Contents placed on the Platform with the applicable regulations. GO SPORT FRANCE certifies that the Contents, to its knowledge, do not infringe or violate any third-party intellectual property right and holds CDiscount harmless in this regard.

CDiscount shall furnish the Services chiefly on the basis of the information provided by GO SPORT FRANCE, in particular the Product Data. CDiscount may not be held liable for errors, responsibilities or other difficulties, which CDiscount can prove are attributable to information furnished by GO SPORT FRANCE insofar as they are untrue, incomplete, non-compliant with applicable regulations, contrary to Contract terms or were not furnished to CDiscount in the times stipulated in the Contract or agreed between the Parties.

16.2                       In the event of loss, damage or delay in the delivery of the Products, CDiscount’s liability shall be limited to the amounts defined in Appendix 9, unless the Parties come to a better agreement.

CDiscount shall do its best to obtain indemnification from the carrier Service Provider that it shall pay forward, as the case may be, to GO SPORT FRANCE.

16.3                       Without altering the other Contract stipulations, CDiscount’s liability cannot be incurred due to damage caused to the Products when this damage results from:

(a)              a manufacturing defect affecting the Products;

(b)              defects in the wrapping or packaging used by GO SPORT FRANCE to deliver for the Contract purposes;

(c)               any damage or defect affecting the Products that was not discovered at their reception at the Order Processing Centre.

16.4                       CDiscount shall be rightfully liable for any consequence of direct damage with regard to GO SPORT FRANCE, including if the damage consists of an operational loss (that is, the loss of commercial margin minus the variable costs and not the corresponding turnover, which shall not be indemnified) as long as GO SPORT FRANCE observes negligence or a lapse on the part of CDiscount, of its agents or Service Providers placed under its control, in any one of its obligations under the Contact, unless CDiscount proves that this lapse results directly and exclusively from an event of Force Majeure, from a third party escaping its control, or from GO SPORT FRANCE, and in any event within the bounds of the liability ceilings defined hereafter.

Except for cases where CDiscount is exonerated from liability expressly stipulated above, the liability of each of the Parties may not exceed the total pre-tax amount paid by GO SPORT FRANCE to CDiscount for all the Contract Services, whatever the nature or extent of the damage concerned, excluding all damage for which a liability ceiling is prohibited by French law and the case law of French courts, within the limit of four hundred thousand (400,000) euros per calendar year.

In any case, neither of the Parties can be held liable for indirect damage incurred by the other Party, that is, that which does not result directly from a fault of the Party defaulting on Contract performance, such as damage to image.

17                                 INTELLECTUAL PROPERTY

17.1                       Contents

GO SPORT FRANCE grants CDiscount, free of charge and worldwide, for the entire term of the Contract, the non-exclusive right to use, reproduce, adapt, modify, re-format, create other derivative works, realise, present and distribute any Content for the performance of the Contract by CDiscount or its Service Providers.

17.2                       Documents

For those documents for whom the Parties are co-writers such as expressions of needs, functional specifications, processing the customer relations management batch, form emails, etc., the Parties shall be free to use them freely and without restriction including after the Contract term.

For all the other documents made available by CDiscount, GO SPORT FRANCE shall be granted a licence for their use under the terms of Clause 17.3.

17.3                       Use of the Platform by GO SPORT FRANCE

17.3.1             CDiscount grants GO SPORT FRANCE, as from Launch, a non-exclusive, non-transferrable, non-assignable right to use of the Intellectual Property of CDiscount, including Specific Developments as defined in this Contract, its upgrades and the corresponding documentation necessary for Platform operation on the Territory during the Contract.

17.3.2             Any use not expressly authorised by CDiscount is unlawful under the applicable provisions in intellectual property matters.

In particular, unless there is a legal exception and subject to the rights which it holds itself or which are granted by virtue of this Contract, GO SPORT FRANCE refrains from performing the following operations: (i) copying or reproducing all or part of the CDiscount Intellectual Property, (ii) distributing copies or reproductions of all or part of CDiscount Intellectual Property, (iii) modifying, adapting, translating, separating, correcting errors itself, performing or trying to perform reverse engineering, decompiling, de-assembling or creating derivative works or improvements on the basis of CDiscount Intellectual Property, (iv) selling, renting, sub-licensing, lending, distributing or trying to grant any right to the CDiscount intellectual Property, (v) making all or part of the CDiscount Intellectual Property available to third parties (except cases stipulated in the Contract) or authorising any third party to carry out or try to carry out the operations mentioned in this clause, (vi) using CDiscount’s Intellectual Property for purposes other than those specified in the Contract.

17.4                       Domain names

GO SPORT FRANCE alone takes charge of managing the domain names relative to the Platform.

In particular, GO SPORT FRANCE alone is responsible for obtaining the intellectual property rights concerning the domain names used in the context of the Platform (including maintenance of the domain name registration and, as the case may be, obtaining any “misspelling” it deems useful and any reasonably pertinent extension with the competent registry managers) throughout the Contract term.

18                                 PERSONAL DATA

In accordance with the provisions applicable in matters of personal data protection, and in particular Act 78-17 of 6 January 1978 on personal data and freedoms (the “Personal Data Act”), as amended, GO SPORT FRANCE is responsible for processing all the Personal Data collected or processed in the Contract context, in particular by means of the Platform.

In this regard, GO SPORT FRANCE agrees, as the party responsible for processing, and CDiscount agrees, as subcontractor, to comply with all the laws and regulations applicable to them, managing such processing and use made of the Personal Data thus processed, and in particular the Personal Data Act, as well as any laws that replace or complement it.

In this regard, GO SPORT FRANCE in particular takes charge of (i) carrying out all the formalities required under these laws, (ii) informing the persons whose Personal Data are collected of their rights and obtaining their consent, if necessary, and instituting mechanisms allowing them to exercise these rights.

The Parties agree to take all necessary precautions to preserve the security of the Personal Data to prevent them from being distorted, damaged or from having unauthorised third parties access said data.

In the Contract context, CDiscount, as subcontractor in the meaning of the Personal Data Act, has to process Personal Data on behalf of GO SPORT FRANCE. CDiscount agrees to process this Personal Data in the name and on behalf of GO SPORT FRANCE, and only on instructions from GO SPORT FRANCE.

CDiscount warrants that it has the technical and organisational means allowing it to ensure the security and confidentiality of the Personal Data.

In accordance with the terms of articles 34 and 35 of the Personal Data Act, CDiscount uses state-of-the-art measures to guarantee security and confidentiality, in particular to prevent their accidental or fraudulent modification, distortion, damage or destruction and to prevent them from being used in an unauthorised manner by third parties.

It is expressly agreed that, as subcontractor in the meaning of the Personal Data Act, CDiscount’s liability cannot be incurred in the event of non-compliance by GO SPORT FRANCE, as the party responsible for processing, with its obligations under the Personal Data Act, as long as CDiscount has met its contractual obligations on this point.

19                                 TERM

On the day of its signing by both Parties, this Contract shall enter into effect retroactively at the day of start-up of the Services, that is, as from the Kick-Off meeting, which was 24 April 2012, and shall end after three (3) years as from the Launch Date (hereafter, the “Initial Term”).

Unless terminated by one of the Parties by registered letter with acknowledgment of receipt sent to the other Party and received six (6) months before the end of the Initial Term of the Contract, or of the renewal period in progress, the Contract shall be automatically renewed for successive periods of one (1) year.

20                                 CESSATION OF THE CONTRACT

In the event of early cessation of the Contract as concerns the logistics Services under the terms of clause 20.1 — “Early Cancellation of the logistics Services” — GO SPORT FRANCE shall be obliged to buy back the Logistics Equipment from CDiscount under the terms of this clause.

20.1                       Early Cancellation of the logistics Services

By joint agreement between the Parties, as from Launch Date of the initial Platform version, GO SPORT FRANCE has a right to cancel this Contract concerning the logistics Services (batch 2) without lapse on its part, as of right and without indemnity (without altering the reimbursement stipulated below), subject to six (6) months’ notice, upon simple notification to CDiscount sent by registered letter with acknowledgment of receipt. It is stipulated that GO SPORT FRANCE can notify this cancellation only one-and-a-half years after said Launch Date, with the cancellation then taking effect at the end of the six months’ notice as from notification, and the two-year period as from the launch Date of the initial Platform version.

CDiscount expressly acknowledges that it is aware of GO SPORT FRANCE’s capacity to take back the logistics and unilaterally terminate all the corresponding services of batch 2 and that the said six months’ notice stipulated in such case is enough for it to measure and anticipate all the consequences of this early partial termination of the Contract between the Parties. In the event of early cancellation of the logistics services of batch 2 in compliance with the foregoing stipulations, CDiscount shall do its best to have GO SPORT FRANCE benefit from its transport terms (negotiated preferential terms).

In the event of cessation of the logistics services (batch 2) at GO SPORT FRANCE’s initiative under the foregoing conditions, GO SPORT FRANCE shall own the net book value of the pre-tax investment cost of €110,000 at the day of Contract expiry, for the warehousing and storage equipment for the Products acquired by CDiscount for the purposes of performing the services of batch 2, subject to their acquisition by GO SPORT FRANCE, if GO SPORT FRANCE so requests. The payment by GO SPORT FRANCE to CDiscount of the residual value of the price of this equipment entails the transfer of ownership of the equipment to its benefit and the obligation of its handover by CDiscount at Contract expiry. Likewise, if the Contract runs to term, GO SPORT FRANCE shall owe the net book value of said equipment on the day of Contract expiry, within the bounds of the seven (7) year amortisation term.

If CDiscount decides to conserve the equipment for its own use, GO SPORT FRANCE shall pay no indemnity. The same shall hold for total or partial cancellation of the Contract for lapse on the part of CDiscount under the terms of this clause.

During the notice period, the Parties shall meet to negotiate in good faith via amendment the Contract adaptations required by early cancellation of batch 2 for the logistics Services.

20.2                        Cancellation for lapse

Each of the Parties may cancel the Contract in the event of lapse by the other Party in one or more of its obligations under the Contract, which must be serious, persistent, repeated or likely to cause serious damage to the Party who has not lapsed.

This cancellation shall be rightfully effective thirty (30) days after the sending of formal notice notified by registered letter with acknowledgment of receipt if the lapse concerned has not been repaired within this time in a complete and lasting manner, without reducing the injured Party’s right to obtain reparation of its damages under the terms of Clause 16.

Furthermore, in any event, GO SPORT FRANCE may rightfully cancel this Contract without prior formal notice mentioned in the paragraph above and upon simple notification (the cancellation taking effect upon its receipt) in the following non-exhaustive list of cases:

•                  non-achievement of 95% of Platform availability stipulated in clause 4 — “Availability” — of Appendix 3 to this Contract, for (i) three (3) consecutive months over any period as from Platform Launch Date, or (ii) for four (4) non-consecutive months over any twelve-month period;

•                  the impossibility of signing the acceptance report without reservations on the initial Platform version (“R1 Core”) under the terms of clause 6 of this Contract, or the impossibility of lifting the reservations pointed out by GO SPORT FRANCE in the context of acceptance with reservations of said initial Platform version in the times planned between the Parties or unless a better agreement is achieved in a maximum of thirty (30) days as from signature of an acceptance report with reservations;

•                  non-achievement of an 80% “preparation time” level for non-express items according to the calculation formula of clause 2.2 in Appendix 4 to this Contract for (i) three (3) consecutive months over any period as from Platform Launch Date, or (ii) for four (4) non-consecutive months over any twelve-month period;

•                  non-achievement of a 90% “preparation time” level for express items according to the calculation formula of clause 2.2 in Appendix 4 to this Contract for (i) three (3) consecutive months over any period as from Platform Launch Date, or (ii) for four (4) non-consecutive months over any twelve-month period;

•                  non-achievement of an 80% call reception level for (i) three (3) consecutive months over any period as from Platform Launch Date, or (ii) for four (4) non-consecutive months over any twelve-month period;

•                  non-compliance by CDiscount of the Blocking Anomaly correction time mentioned in clause 7 — “Maintenance” — of Appendix 3 to this Contract three times, duly indicated in good faith and in writing, in particular by email to the main CDiscount contact person described in Clause 12.1.2, over a period of two (2) months.

20.3                      Consecutive Cancellation

If GO SPORT FRANCE is in a position to rightfully cancel the Contract due to a lapse by CDiscount relative to Batch 3, GO SPORT FRANCE may cancel or request continuity of Batch 3 alone upon simple notification.

If GO SPORT FRANCE is in a position to rightfully cancel the Contract due to a lapse of CDiscount relative to Batch 1 or Batch 2, GO SPORT FRANCE may inform CDiscount of its desire to cancel only Batch 1 or Batch 2. In such instance, CDiscount must inform GO SPORT FRANCE within fifteen (15) days of the consequences of such partial cancellation on the other Batches stipulated in the Contract. These discussions must be conducted in good faith, while in the event of unsatisfactory reply from CDiscount, GO SPORT FRANCE shall conserve the possibility of cancelling the entire Contract.

20.4                       Consequence of Contract cessation

20.4.1             Cessation of use of the Platform and return to CDiscount

At Contract expiry or cancellation for any reason whatsoever, GO SPORT FRANCE agrees to cease using the Platform immediately and to return within fifteen (15) days, at its expense alone, all the elements, equipment, media and Confidential Information belonging to CDiscount and made available to GO SPORT FRANCE by CDiscount in the context of the Contract or, at CDiscount’s request, to destroy them at its expense, in which case GO SPORT FRANCE agrees to confirm the effective destruction of said elements to CDiscount by written notification.

20.4.2              Transitory period (stocks)

CDiscount has twenty-one (21) days to ship the Products in stock that have been ordered before the date of Contract cessation. The Contract stipulations shall remain in effect and produce their effect during this time period.

Concerning the Products that are not subject to an Order before the date of Contract cessation, GO SPORT FRANCE shall take charge of the Products warehoused in the Order Processing Centres or at third-party enterprises. Lacking instructions from GO SPORT FRANCE within one (1) month as from Contract cessation, CDiscount may re-ship these Products to GO SPORT FRANCE at GO SPORT FRANCE’s expense.

20.4.3             Reversibility for Batch 1 (Platform)

In the event of Contract cessation, CDiscount shall return a copy of the Contents to GO SPORT FRANCE in a data format/model agreed upon between the Parties, and CDiscount guarantees the completeness and integrity of these Contents.

21                                  CONTRACT MODIFICATION

21.1                       Any changes to the provisions of the Contract or of its Appendices can only be made with the express written agreement of both Parties and by way of amendment.

21.2                       At the request of GO SPORT FRANCE, CDiscount may propose to GO SPORT FRANCE to modify the Services or to furnish one or more other services by submitting to it an estimate that may be accepted by GO SPORT FRANCE. This estimate must in particular specify the estimated cost of the changes to the Services and/or of the new service and their effects on the Services, in particular in terms of service quality.

21.3                       The Parties agree to deal with the modification and new service requests in good faith and quickly, as well as any consequences in terms of costs and time.

22                                 CONFIDENTIALITY

Any information communicated (whether in writing, orally or by any other means, directly or indirectly) by one of the Parties to the other before or after Contract entry into effect, and in particular any technical, commercial, accounting or financial information and any information concerning the Parties’ activities, as well as any information that is confidential by nature (the “Confidential Information”) is of a strictly confidential nature.

Each of the Parties agrees to take all measures, chiefly with respect to its own staff, to preserve the secrecy of the Confidential Information of the other Party. All the employees of each of the Parties must be obliged by contract to hold to confidentiality duties equivalent to those of this Clause. Each of the Parties shall have its employees, representatives and service providers comply with this confidentiality commitment.

Each of the Parties also refrains from using the Confidential Information for purposes other than the performance of the Contract.

However, no disclosure of information may be held against one of the Parties (i) if the information concerned is already known to the public, (ii) if it has been developed independently without the use of the Confidential Information of the other Party, (iii) if the Party that discloses it can prove that it was aware of it even before its communication by the other Party, (iv) if the information has been obtained lawfully from other sources, or (v) if the information is disclosed to an administrative or judicial court or to an administrative or supervisory authority in the context of proceedings or an audit.

This secrecy commitment shall remain in effect throughout the duration of the Contract and for five (5) years counting from its expiry or cancellation for any reason whatsoever.

23                                 FORCE MAJEURE

Neither Party shall be held liable for a lapse in its obligations under the Contract if an event of force majeure occurs in the meaning of this Clause, of case law or of the law, subject to the Party invoking such event immediately, to its doing its best to limit its consequences, and to it resuming Contract performance after this event has disappeared.

The Parties agree that the following facts and events constitute a non-exhaustive list of events of force majeure: fires, explosions, natural disasters, actions or lack of action on the part of a public authority, unknown viruses, social conflicts, strikes, wars, terrorist acts, sabotage, prolonged losses of energy or any other event of force majeure recognised by the case law of French Courts.

24                                 CONTRACT ASSIGNMENT

The Contract may be totally or partially assigned by one of the Parties only with prior written agreement from the other Party.

However, each Party may freely assign or transfer the Contract in the context of a restructuring or reorganisation operation within its Group (such as a merger, split-up, sale of business, partial contribution of assets or other).

25                                 OTHER STIPULATIONS

25.1                       Entirety of the Contract

The Contract expresses the entirety of the Parties’ obligations as concerns its object, and supersedes all other prior writings, communications or agreements that may have been exchanged between them on the same object.

25.2                       Independence of the stipulations

If any one of the Contract stipulations is declared null, non-applicable or non-binding, it shall be considered not written and shall not entail the nullity of the other provisions that shall remain in effect, unless the very object of the Contract is affected by this fact. Insofar as possible, the Parties shall endeavour to replace the invalid stipulation with a stipulation having the same effect.

25.3                       Tolerance

Unless stipulated otherwise in the terms of the Contract, the fact for one of the Parties not to invoke a lapse by the other Party in any of its obligations mentioned herein cannot be interpreted for the future as a waiver of its rights or the obligations in question.

26                                 GOVERNING LAW AND JURISDICTION

This Contract is expressly governed by French law.

Any difficulty concerning in particular the interpretation, formation or performance of this Contract shall come within the exclusive jurisdiction of the Paris courts except in cases where the rules of public order of competence mandatorily attribute jurisdiction to another district.

27                                 EXTENSION OF THE CONTRACT TO “COURIR” AND TO OTHER AFFILIATED ENTITIES

27.1                       COURIR

The Parties agree that the Contract is intended to extend to the Courir brand during the term of this Contract (as stipulated in the “Term” clause).

However, it is expressly agreed between the Parties that GO SPORT FRANCE makes no commitment to launch the worksite of an e-commerce Platform for Courir. The only commitment of GO SPORT FRANCE under this Contract is to give CDiscount exclusivity during the Contract term, consisting of an obligation to entrust CDiscount with the set-up of the Platform (and, as the case may be, on a basis negotiated later by joint agreement between the Parties, of complementary batches of services related to the operation of said Platform) on condition that the worksite be launched by GO SPORT FRANCE during the term of this Contract. As a consequence, GO SPORT FRANCE shall refrain from entrusting set-up of the COURIR Platform to a third-party service provider during the Contract subject to compliance by CDiscount with the ROADMAP in Appendix 1, while it is specified that a delay by GO SPORT FRANCE is not binding on CDiscount and that the maximum cost of the COURIR Platform set-up does not exceed a maximum pre-tax amount of eighty thousand (80,000)

euros. This pre-tax sum of €80,000 shall be indexed to the Syntec by the formula of Appendix 5 section 1.3.

With regard to the foregoing stipulations, CDiscount must be able to extend its Services, including the development and operation of a new e-commerce Platform for the sale of Courir Products, on the bases and principles of the commitments and obligations negotiated and stipulated in this Contract.

The COURIR Platform absolutely must repeat, for the cost indicated above, all the Functionalities of the Platform made available to GO SPORT FRANCE and adaptation of the Front Office for COURIR.

27.2                       Other Affiliated Entities

The Parties agree that the Contract could be extended to the other Affiliated Entities of GO SPORT FRANCE. In such case, the Parties shall have to agree by way of amendment to the particular terms, chiefly financial, for the extension of the Contract to Another Affiliated Entity of GO SPORT FRANCE.

Signed in two original copies.

For CDiscount:	For GO SPORT FRANCE:

Date: 19 November 2012	Date: 19 November 2012

Place: Paris	Place: Paris

{signature}

Mr/Mrs	Mr/Mrs

{handwritten} Anil BENARD-DENDE

{handwritten} Loïc LE BORGNE

{handwritten} COO GO Sport Group

LIST OF APPENDICES

APPENDIX 1 — PLATFORM FUNCTIONALITIES

Appendix 1 A — Common functionality reference

Module	Group	Sub-group	Functionalities	CE standard	Intuity Batch 1	Included in CE/Ocean lump sum?	CEL standard	Particular / Taken into account V1	Backend	Specific	Possible/later in Batch 2	Release Date	With Sports	Cost	CR Number	
Front Office	Global		Navigator compatibility: IE7+, FF3.6+, Safari5+, Chrome, Opera 11+		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Global		Site displayed in France, in French and in €		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Global		Provide in target: Management of internationalisation		No	No	Yes	No	Yes		Yes	TBC	No		Yes	
Front Office	Global		Provide in target: multi-device management		No	No	Yes	No	Yes		Yes	TBC	No		Yes	
Front Office	Global		Provide in target: Management of cross canal (warehouse stock, warehouse		No	No	Yes	No	Yes		Yes	TBC	No		Yes	
Front Office	Footer		Footer managed in form on item in the CMS, displayed in the whole site		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Footer		Management of all links		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Home Page		HP display with several EMs		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Home Page		Run-down of products by type (Run, foot, cycle, etc.), brand or price put		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Home Page		Intelligent header (personalised links to my account, basket, newsletter		Yes	Yes	Yes	Yes	Yes			juil-12	Yes		Yes	x
Front Office	Home Page		Header: Management of the other links		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Global	Multi-universe (family of attributes): textile, shoes, accessories sport, sport		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Global	Management of product breakdown by variants		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Global	Navigation menus displaying categories and sub-categories		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Global	Management of minimum 3 levels of categories: Universe, lines and sub-lines		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Global	Display of products previously consulted by the internet user		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Global	Clickable breadcrumb trail presenting the product categories		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Global	Personalisation of contents, prices, promotions to the individual		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Run-down of	Management of ambience content: visuals, models/mannequins, situations,		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Run-down of	Management of shelving and display / manual product push		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Run-down of	Management of shelving and display / automatic product push depending on		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Run-down of	Be able to integrate product attributes margin type etc.		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Run-down of	Be able to calculate typical product attributes: + sold,		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Run-down of	Management of brand corner (that will present the navigation elements, the		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue		List of product line		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Catalogue	Presentation of products with main information (label, brand, photo, prices,		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Catalogue	Colour selector for product list		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Catalogue	Pagination with choice (page no. or see everything)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Catalogue	Choice of number of products per page		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Catalogue	Display only products according to rules based on stock		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Catalogue	Display sub-categories of current category		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Catalogue	Display of stickers (novelties, exclusivity, promotion, etc.)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Catalogue	Sorting of products (price, brand, etc.)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Catalogue	Facetting: Facets related to product attributes presented (size for shoe, type for		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Catalogue	Facetting: Medium of mono-selection facets (scroll-down lists)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Catalogue	Facetting: Medium of multi-selection facets (check boxes)		Yes	Yes	Yes	Yes	Yes			TBC	Yes		Yes	x
Front Office	Catalogue	Catalogue	Facetting: Non-display of facet values without corresponding product/bundle		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Management	Display of product information (photo, description, attributes)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Management	Display of discriminating attributes for selection of the "SKU" (size/colour)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Management	Selection of the "SKU" with update of rate and availability information		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Management	Availability display		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Product page	Display product page		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Product page	Specialised product sheet on X product typology		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Product page	Display of attributes that compose the product (non-exhaustive list)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Product page	Presentation of the mix-tex (product attribute)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Product page	Management of visuals, photo, video icons		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Product page	Management of related contents (product purchase guide)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Product page	Display Web availability (stock information)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Product page	Time information before shipment if product is in stock		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Product page	Display of stock information		Yes	Yes	Yes	Batch		Yes	3 h 3c	juil-12	Yes			x
Front Office	Catalogue	Product page	Display of availability in the stocks, by store		Yes	No	Yes					juil-12	No		Yes	x
Front Office	Catalogue	Product page	Display of products in cross-sell (manual management)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Product page	Display of products in cross-sell (automatic, via association to the family)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Product page	Display of products in cross-sell (automatic, via purchase history)		Yes	No	Yes	Yes	Optio			mars-13	No		Yes	
Front Office	Catalogue	Product page	Selection of the "SKU" with update of rate and availability information		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Product page	Display of latest products consulted during the current session		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Product page	Link to bundle page if the product is part of a bundle		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Product page	Mail sharing (addThis)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Product page	Facebook function: 'I like' / share / fan page access		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Product page	Google function: +1		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Product page	Print product page with appropriate design		Yes	No	Yes			Yes	Yes	TBC	No		Yes	x
Front Office	Catalogue	Product page	Product grading (with manual moderation)		Bazaa	No	Yes	Yes	Yes			mars-13	No		Yes	
Front Office	Catalogue	Product page	Internet users' opinions/comments		Bazaa	No	Yes	Yes	Yes			mars-13	No		Yes	
Front Office	Catalogue	Product page	Be notified when the product is back in stock		Yes	No	Yes			Yes	Yes	juil-13	No		Yes	x
Front Office	Catalogue	Product page	Loyalty card management: catalogue product		Yes	Yes	Yes	Yes	Yes			juin-13	Yes			
Front Office	Catalogue	Kit Page (3	Display of kit info (title, visuals, slogan, description)		Yes	Yes	No	Yes	Yes			juin-13	No		Yes	
Front Office	Catalogue	Kit Page (3	Display of products making up the kit		Yes	Yes	No	Yes	Yes			juin-13	No		Yes	
Front Office	Catalogue	Kit Page (3	Add to basket		Yes	Yes	No	Yes	Yes			juin-13	No		Yes	
Front Office	Catalogue	Bundle	Management via commercial operation (for 2 bought, the 3rd free)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Add to	activation / de-activation basket add: manual or on rule (non-availability)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes		Yes	x
Front Office	Catalogue	Add to	Management of stock reservation for basket addition		Yes	Yes	Yes	Yes	Yes			juil-12	Yes		Yes	x
Front Office	Catalogue	Add to	Adding product to basket from express purchase (quick view) with quantity		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Add to	Adding product to basket from product sheet with quantity management		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Add to	Use of the wish list for store visit: Taking appointment with seller		No	No	Yes			Yes	Yes	mai-13	No		Yes	
Front Office	Catalogue	Add to	List the product in a wish list (from product sheet)		No	No	Yes	Social	Social			mai-13	No		Yes	
Front Office	Catalogue	Add to	List the product in a wish list (from QUICK VIEW)		No	No	Yes	Social	Social			mai-13	No		Yes	
Front Office	Catalogue	Add to	wish list management: Add possible unavailable product in wish list		No	No	Yes	Social	Social			mai-13	No		Yes	
Front Office	Catalogue	Search FULL	Search engine full text (products / product attributes / CMS contents)		Yes	Yes	Yes	Yes	Yes			juil-12	No		Yes	x
Front Office	Catalogue	Search FULL	Support for synonyms		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Search FULL	Product autosuggest		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Search FULL	Category autosuggest (label)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Search FULL	CMS content autosuggest (text fields)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Search FULL	Approximate spelling		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Search FULL	Phonetic/grammatical approximation (e.g. Plur.)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Search FULL	Did you mean		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Search FULL	Management of pagination		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Search FULL	Choice of number of products per page		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Search FULL	Display of search results in blocks per type of result (product, content)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Search FULL	Redirect to keyword		Yes	No	Yes	Yes		Yes		N/A	No		Yes	
Front Office	Catalogue	Store locator	Store list displayed in scroll-down menu		Yes	Yes	Yes	Yes	BTSG			juil-12	Yes			
Front Office	Catalogue	Store locator	Store search by entering city or postal code		Yes	Yes	Yes	Yes	BTSG			juil-12	Yes			
Front Office	Catalogue	Store locator	Selection from a map (region, department)		Yes	Yes	Yes	Yes	BTSG			juil-12	Yes			
Front Office	Catalogue	Store locator	Search results displayed on a map		Yes	Yes	Yes	Yes	BTSG			juil-12	Yes			
Front Office	Catalogue	Store locator	Store sheet displayed with visual, description, address, phone switchboard		Yes	Yes	Yes	Yes	BTSG			juil-12	Yes			
Front Office	Catalogue	Customer	Management of 3 customer typologies (anonymous, recognised - via cookie,		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Customer	Management of cookies		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Customer	Authentication: login (email address) / password		Yes	Yes	Yes	Yes	Yes			juil-12	Yes

Module	Group	Subgroup	Functionalities	E1 reminder	Initially Batch 1	Included in CdC (lump sum)?	CR standard	Particular (taken into account V1)	Standard	Specific	Prioritization batch 2	Release date	With figures	Cost	CR	
Front Office	Catalogue	Customer	Manual creation of customer account (personal data, addresses, etc.) if not		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Customer	Creation of automatic customer account (personal data, addresses, etc.) if		Yes	Yes	Yes	Yes		Yes		juil-12	Yes			
Front Office	Catalogue	Customer	Creation/modification/deletion of addresses		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Customer	Multi-address management of customer account (1 customer = N delivery		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Customer	Change of login/password data		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Customer	Change of personal data (last name, first name, age, etc.)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Customer	Management of forgotten password (sending of an email)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Customer	Management of wish-lists (consult / rename / delete/ send by email)		No	No	Yes	[illegible] module				mar-13	No		Yes	
Front Office	Catalogue	Customer	Management of wish-lists: transformation on order		Yes	No	Yes	[illegible] module				mar-13	No		Yes	
Front Office	Catalogue	Customer	Historic listing of orders (each order can be clicked to consult in detail)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Customer	Details of an order (status, date, order lines, totals, etc.)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Customer	Package tracking (list, package no.)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Customer	Management of newsletter opt-ins for identified internet user (an)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Customer	Management of newsletter opt-ins for anonymous internet user (an)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Customer	Loyalty management (consultation and attribution at STO)		Yes	Yes	Yes	Yes		Yes		juil-12	Yes			
Front Office	Catalogue	Customer	Entry of loyalty card no. for loyalty information consultation		Yes	Yes	Yes	Yes		Yes		juil-12	Yes			
Front Office	Catalogue	Customer account	Adhesion to loyalty programme: Purchase of loyalty card (no adhesion form, the customer account data is enough) + management of the card on (customer		Yes	Yes	Yes	Yes		Yes		mar-13	No		Yes	
Front Office	Catalogue	Customer	Declaration of return request: Choice of order, entry of reference and reason,		Yes	Yes	Yes			Yes	Yes	juil-12	No		Yes	a
Front Office	Catalogue	Customer	Consultation of return histories (list/detail)		Yes	No	No			Yes	Yes	TBC	No		Yes	
Front Office	Catalogue	Global Order	Breadcrumb trail		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Global Order	Persistent basket management (re-display of basket from previous session)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Commercial	Commercial Operation Engine can consume segmentation data (example: For		Yes	Yes	Yes	Yes		Yes		juil-12	Yes			
Front Office	Catalogue	Commercial	Commercial operations over a given period		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Commercial	Commercial operations engines to manage the priority in the event of multiple		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Commercial	Commercial operation triggered automatically at the product batch (discount		Yes	Yes	Yes	Yes		Yes		juil-12	No		Yes	a
Front Office	Catalogue	Commercial	Commercial Operation automatically triggered at the product (discount in		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Commercial	Commercial Operation automatically triggered at order (discount on		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Commercial	Commercial Operation on entry of a promo code (public/private, single use		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Commercial	Management of promotional banner / corresponding Potic marketing (sale		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Commercial	Management of purchase coupon type (€10 to deduct from amount)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Commercial	The discounts applied to a product may differ depending on the targeted		Yes	No	No	Yes	No	Yes		juil-12	Yes			
Front Office	Catalogue	Commercial	Flash sales		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Commercial	Event/storage depletion sales		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Commercial	Pricing/group policy (professional, association, groups, etc.)		Yes	Yes	Yes	Yes	Yes			mar-13	Yes			
Front Office	Catalogue	Basket insert	Interrogation of basket (compatible CDN cache)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Basket insert	Display of basket insert everywhere on the site		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Basket Page	Product list (with link to product sheet)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Basket Page	Change of quantity of a item line in the basket		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Basket Page	Deletion of an item line from the basket		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Basket Page	Display of promotions applied to item line OR to basket		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Basket Page	Communication on applicable promotions (€X more and your shipping charges		Yes	Yes	No	Yes	Yes			mars-13	No		Yes	a
Front Office	Catalogue	Basket Page	Display of promotion code zone (entry, application): promotion code of Commercial Operation activation type (discount, reduction, etc.)		Yes	Yes	No	Yes	Yes			juil-12	Yes		Yes	a
Front Office	Catalogue	Basket Page	Empty basket		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Basket Page	Display of products in cross-sell to basket products (complementary products,		Yes	Yes	No	Yes	Yes			juil-12	No		Yes	
Front Office	Catalogue	Basket Page	Display of totals (after tax)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Basket Page	Display of taxes		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Basket Page	Announcement of delivery costs (calculation revised once the internet user is		Yes	Yes	No	Yes	Yes			mar-13	No		Yes	a
Front Office	Catalogue	Basket Page	RM of customer reassurance		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Basket Page	Management of 'basket' wish-list: transformation of basket into wish-list		Yes	No	Yes	No	Yes			mar-13	No		Yes	a
Front Office	Catalogue	Basket Page	Recalculation of amount of basket as a function of [illegible]		No	No	No					juil-12	Yes			
Front Office	Catalogue	Identification	Entry of email / password		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Delivery	Review of order contents and totals		Yes	Yes	No	Yes	Yes			juil-13	No		Yes	a
Front Office	Catalogue	Delivery	Choice of delivery address for order in progress		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Delivery	Choice of invoicing address for order in progress		Yes	Yes	No	Yes	Yes			juil-13	No		Yes	a
Front Office	Catalogue	Delivery	Add a delivery address		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Delivery	Add an invoicing address		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Delivery	Choice of type of delivery (home delivery)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Delivery	Standard delivery (equivalent Colissimo)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Delivery	Express delivery (equivalent Chronopost)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Delivery	Delivery by shipper (for outsize products)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Delivery	A package relay depot (Kiala type or using Casino Group relays)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Delivery	Delivery at Drill in GO Sport and Courir stores		Yes	Yes	Yes	Yes	Yes			juil-13	Yes			
Front Office	Catalogue	Delivery	Breakdown of order		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Delivery	Shipping expenses calculation engine		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Delivery	Display of delivery information (prices, times, etc.)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Delivery	Display of any discounts		Yes	Yes	No	Yes	Yes			juil-13	No		Yes	a
Front Office	Catalogue	Payment	Review of order contents, shipping expenses and totals		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Payment	Choice of means of payment		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Payment	Paypal payment		Yes	Yes	Yes	Yes	Yes			juil-13	Yes			
Front Office	Catalogue	Payment	CB payment: Visa, Mastercard, Amex for France		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Payment	Go sport / Courir gift cheque		Yes	Yes	No	Yes		Yes		TBC	n/a			
Front Office	Catalogue	Payment	Multi-sign gift cheque (Kadeos / Tir groupe)		Yes	Yes	No	Yes		Yes		sept-13	n/a			
Front Office	Catalogue	Payment	Payment with several cards		Yes	Yes	No	Yes		Yes		TBC	n/a			
Front Office	Catalogue	Payment	Payment by cheque (recommended against)		Yes	Yes	No	Yes		Yes		TBC	n/a			
Front Office	Catalogue	Payment	Payment by bank, Cofinoga and Aurore type cards (if managed via the outside		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Payment	Payment by purchase coupon		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Order	Display of a confirmation page for acknowledging the order after the payment		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Registration	Fraud check by Fianet or other system		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Catalogue	Registration	Decrement of product stocks at end of purchase process		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	CMS (aside from		Display of a Textual / MultiMedia content item page		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	CMS (aside from		Display of table of contents		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	CMS (aside from		Purchase guide pages		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	CMS (aside from		Management of self-assistance headings (FAQ, Help, explanations, etc.)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	CMS (aside from		Means of contact (contact form)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	CMS (aside from		Institutional content and services		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	CMS (aside from		Corporate content		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	SEO		Optimised html code (use of CSS, optimised page headers and footers, a single		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	SEO		Installation of site URL transition plan		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	SEO		Intelligible re-writing of URL		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	SEO		Canonical URLs		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	SEO		Meta market		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	SEO		Marker headings		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	SEO		XML sitemap		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			a
Front Office	SEO		Personalised 404/500		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	SEO		Micro format		Yes	Yes	Yes	Yes	Yes			juil-12	Yes			
Front Office	Web analytics		Placement of navigation tracking tags (tags by page)		Yes	Yes	Yes	Yes	Yes			juil-12	Yes

Module	Stream	Sub-group	Functionalities	CC reminder	Initially Batch 1	Included in C4 scope (lump sum)?	CEK standard	Parameter (taken into account V1)	Standard	Specific	Postponed after batch 2	Achieved date	With Sprint	Cost	CA Screenshot	
Front Office	Web analytics		Placement of e-commerce tags (tags present on order confirmation page		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Front Office	Web analytics		Call-to-action tag (tags tracking internet user actions, such as clicks on certain		Yes	Yes	No	click	click			oct-12	No		Yes	
Front Office	Transactional		Account creation/welcome		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Front Office	Transactional		Password forgotten		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Front Office	Transactional		Order confirmation		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Front Office	Transactional		Package shipment confirmation (with shipper tracking number)		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Front Office	Transactional		Confirmation of receipt of a return		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Front Office	Transactional		Notice of processing of return (linked to customer service)		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Front Office	Transactional		Alert of availability of a product in stock		Yes	No	Yes			Yes	Yes	juil-13	No		Yes	
Front Office	Transactional		Confirmation of registration for the Newsletter (management by emailing		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Front Office	Transactional		Confirmation of newsletter de-registration (management of emailing service		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Front Office	Transactional		Purchase satisfaction questionnaire		Yes	Yes	Yes	Yes	Yes			TBC	Yes			
Front Office	Transactional		Sharing of wish list		No	Yes	Yes	[illegible] module				mar-13	Yes		Yes	
Front Office	Transactional		Sharing of product		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Front Office	Management of		Gift card product sheet		Yes	Yes	Yes	Yes	Yes			june-13	Yes			
Front Office	Management of		Management of card information (date of validity, consultation of my balance,		Yes	Yes	Yes	Yes		Yes		june-13	Yes			
Front Office	Management of		Number of gift card furnished by Go Sport		Yes	Yes	Yes	Yes		Yes		june-13	Yes			
Front Office	Management of		Usable one or more times		Yes	Yes	Yes	Yes		Yes		june-13	Yes			
Front Office	Management of		Gift card payment		Yes	Yes	Yes	Yes		Yes		june-13	Yes			
Front Office	Management of		Sécable		Yes	Yes	Yes	Yes		Yes		june-13	Yes			
Front Office	Management of		multi-payment (gift card + complement)		Yes	Yes	Yes	Yes		Yes		june-13	Yes			
Middle Office	Management of		Site at date (CMS content, catalogue, commercial operations)		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Pre-visualisation of product sheet		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			x
Middle Office	Management of		Creation / modification / deletion of catalogues (web catalogue, boutiques, etc.)		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Management of catalogue publication dates		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Creation / modification / deletion of categories (families/sub-families, etc.)		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Management of product nomenclature (categories /sub categories) with several		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Addition / deletion / modification / activation of breakdown rules in the		Yes	Yes	Yes	Yes		Yes		oct-12	Yes			x
Middle Office	Management of		Management of rules for breaking down products in categories via rules based		Yes	Yes	Yes	Yes		Yes		oct-12	Yes			x
Middle Office	Management of		Name for kit breakdowns		Yes	Yes	Yes	Yes		Yes		oct-12	No		Yes	
Middle Office	Management of		Search for a product		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Sort sub-categories of a catalogue or of a category		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Sort the products of a category		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Consult the products attached to a category		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Consult the detailed sheet for a product		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Enrichment of products (attributes, dates of start and end of publication,		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Manage attribute groups (linked to super-user status)		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Manage the addition, modification, deletion of product attributes (linked to		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Manage the nomenclature of attribute values (linked to the super-user status)		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Creation of Bundle (via xxxx operation)		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Creation of kit (associations of products under the same single product		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Enrichment of kit (attributes, dates of start and end of publication,		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Add a sticker to the product		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Management of a product enrichment substantiation workflow		Yes	No	No	Yes	Yes			N/A	No		Yes	x
Middle Office	Management of		Management of the product publication status		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Definition of availability threshold of a product with the sale code		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Possibility of managing the photos produced (different "pre-sized" visuals)		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Video/flash assignment to a product		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Management of products/colours		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Management of clearances/sales (information from the IS - SAP)		Yes	Yes	Yes	Yes		Yes		oct-12	Yes			
Middle Office	Management of		Management of product groupings / kits		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Manual occasional update of an inventory: Be able to change data		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Manual occasional update of a base price: Be able to change data exceptionally,		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Management of brand categories		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Management of order for product lists		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Indexing the product/bundle data in the search engine		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Management of customer/grading opinions (manual moderation)		Yes	Yes	Yes	Bazaar	Bazaar			mars-13	No		Yes	
Middle Office	SEO		URL Rewriting		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	SEO		Meta tag management interface		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	SEO		Systematic use of title element		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Manual cross-selling		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Cross-selling on rules (family association)		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Cross-selling on rules (purchase baskets, loyalty, etc.)		Yes	Yes	Yes	Yes	Yes	Yes	Yes	mars-13	No		Yes	x
Middle Office	Management of		Definition of facet name		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Definition of product attribute supplying the facet		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Definition of catalogue placement in which the facet appears (the whole site,		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Definition of bracket of values for the price-type facets		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Pilot the nature of the page formatting (SelectBox, Slider, Checkbox, Link list)		Yes	Yes	No	Yes	Yes			N/A	No		Yes	x
Middle Office	Customer		Consultation of customer sheet (civil info, addresses, etc.)		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Customer		Modification of customer sheet: only correction of errors on addresses		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Customer		Customer segmentation consultation		Yes	Yes	Yes	Yes	Yes			oct-12	Yes		Yes	x
Middle Office	Customer		Consultation of a customer's order history		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Customer		Consultation of history of returns		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Customer		Consultation of history of customer service contacts: only transactional emails		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Order		Consultation of list of orders placed on the site, can be filtered by criteria of		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Order		Consultation of customer order lights		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Order		Printout (modification/cancellation) of order during process		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Order		Definition of basket limits (amount, number of items)		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Order		Parameter setting of shipping expense engine		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Order		Return management: Entry of return declaration elements (products,		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Order		Return management: recalculation of reimbursement amount		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Order		Management of customer account in credit subsequent to reimbursement to		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Order		Management of commercial gestures on order		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Administration of EM		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Management of		Administer product pushes		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Commercial		Creation/modification/deletion of basket Commercial Operations		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Commercial		Creation/modification/deletion of promotion codes		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Store management		Administration of store data (modification)		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Store management		Creation of new store (flow)		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Search Engine		Management of synonyms		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Search Engine		Management of ranking cocktail		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Search Engine		Management of fields to index: All product/product attribute/ CMS content		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Search Engine		Choice of product attributes /bundle to index: same remark as before		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Search Engine		Choice of CMS content attributes to index: Same remark as before		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Search Engine		Choice of indexing criteria other than the attributes produced (such as title of		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Search Engine		Management of sorting of results		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Search Engine		Parameter setting for redirection to entry of a special term in the search		Yes	No	Yes	Yes		Yes		TBC	No		Yes

Module	Group	Sub-group	Functionalities	CC [illegible]	Initially Batch 1	Included in Cdiscount (long run)	CDi standard	Particular / Taken into account V2	Backlog	Specific	Post/Ready for a batch 2	Release date	With figures	Cost	Cost kept	
Middle Office	Transactional		Definition of page formatting of emails from the web		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Contents		Creation of the tree structure		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Contents		Creation of items with variable contents (images, text, SWF, etc.)		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Contents		Management of publishing/unpublishing of items / XM		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Contents		Management of an enrichment workflow of the content (only a state linked to		Yes	Yes	No	Yes	Yes			N/A	Yes			
Middle Office	Contents		Definition of headings (1 heading being a group of items)		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Contents		Piloting of formatting of items		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Contents		Indexing of item contents in the search engine		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Contents		Simple WYSIWYG publisher		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Assignment of		Management of rights by site (Go Sport / Courir): the two sites sealed off but		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Assignment of		User management with corresponding rights		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Assignment of		Modernisation of actions on MO- Ship orders Workflow		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Assignment of		Substantiation workflow system on certain actions: Ship orders Workflow		Yes	No	No	No	No			oct-12	No		Yes	x
Middle Office	Reporting / Alerts		Catalogue enrichment reporting		Yes	No	No	No	No			oct-12	No		Yes	
Middle Office	Reporting / Alerts		Reporting of site life data		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Reporting / Alerts		Frequentation: related to audience tags installed		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Reporting / Alerts		Commercial data (top sales, total sales, etc.)		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Reporting / Alerts		Alert on stock status of a reference		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	BRIDI		Sending of transactional emails by the web platform		Yes	Yes	Yes	Yes	Yes			oct-12	Yes			
Middle Office	Catalogue	Product	Open a dozen fields on the product sheet in a specific block, to allow entry of		No	No	No					oct-12	Yes	€ 2 800,00	Yes	
Middle Office	Catalogue	Interface	Open the XML file and replace the name of the image with the name desired by		No	No	No					oct-12	Yes	€ 4 800,00	Yes	
Front Office	Basket	Promo	Integration of promotions/FID and price update function		No	No	No					oct-12	Yes	€ 16 800,00	Yes	
Front Office	Basket	Promo	Display the promotional reductions at the level of the order line and not at the		No	No	No					oct-12	Yes	€ 4 500,00	Yes	
Front Office	Product sheet	Cross Sell	Indispensable items: link to products page and not product mini-sheet for		No	No	No					janv-13	Yes	€ 7 800,00	Yes	
Front Office	Basket	Promo	Have only one button for the BOA and Feel Good zone		No	No	No					oct-12	Yes	€ 5 751,00	Yes	
Front Office	Showcase		New showcase combining HP (carousel + 3 product blocks + brand logo strip		Yes	No	No					oct-12	Yes	€ 5 080,00	Yes	
Front Office	Customer space		Replace the birth date with cell phone number		No	No	No					oct-12	Yes	€ 2 236,50	Yes	
Front Office	Left-hand menu		Delete the navigation fallout zone		No	No	No					oct-12	Yes	€ 2 100,00	Yes	
Front Office	Basket	Stock	Display product availability on each product line		No	No	No					oct-12	Yes	€ 1 176,00	Yes	
Front Office	Basket	Cross Sell	Place the Chewing Gum products in the BOA/FID zone		No	No	No					oct-12	Yes	€ 313,50	Yes	
Krom Ca	Cond. FID card	Promo	Place conditionality at product level		Yes	No	No					oct-12	Yes	€ 3 000,00	Yes	
Krom Ca	FID conditionality	Promo	Place conditionality at product level		Yes	No	No					oct-12	Yes	€ 9 000,00	Yes	
Middle Office	Display barred	Promo	In promotion, can CDS display a barred price before the promotional price? CDS		Yes	Yes	No					oct-12	Yes	€ 3 000,00	Taken	x
Front Office	Basket	Promo	Integration of promotions/FID and price update function		Yes	Yes	No					oct-12	Yes	€ 16 800,00	Taken	x
Front Office	Study/Design cost	Oras	Round trips + delays in conception/design (tbd) and overdraft		n/a	Yes	No					oct-12	Yes	€ 18 000,00	Taken	x
Front Office	Header	Navigation	Walls of brands		Yes	Yes	No					oct-12	Yes	€ 7 800,00	Taken	x
Front Office	Product sheet		Reorganisation of data in the product sheet		Yes	Yes	No					oct-12	Yes	€ 7 800,00	Taken	x
Front Office	Product sheet	Stock	Store availability info		Yes	Yes	No					oct-12	Yes	€ 5 400,00	Taken	x
Krom Ca	Basket structure	Promo	Place conditionality at product level		Yes	Yes	No					oct-12	Yes	€ 3 400,00	Taken	x
Krom Ca Order	Structure and	Promo	Placement of conditionality at BOA level		Yes	Yes	No					oct-12	Yes	€ 12 600,00	Taken	x
Krom Ca Order	Basket display	Promo	Placement of conditionality at BOA level		Yes	Yes	No					oct-12	Yes	€ 17 600,00	Taken	x
Krom Ca Order	FID	Promo	Placement of conditionality at BOA level		Yes	Yes	No					oct-12	Yes	€ 21 600,00	Taken	x
Front Office	Basket	Promo	Display the promotional reductions at the level of the order line and not at the		Yes	Yes	No					oct-12	Yes	€ 3 500,00	Taken	x
Front Office	Static content	Editorial	Editorial Pages by 3 types: marketing, corporate, "bon choix"		Yes	Yes	No					oct-12	Yes	€ 4 500,00	Taken	x
Front Office	Showcase	Showcase	Return of automatic rules to feed the showcase blocks		Yes	Yes	No					oct-12	Yes	€ 6 000,00	Taken	x
Front Office	Header	Navigation	Titles on clickable level (tab) + modification overlayer columns and rows		Yes	Yes	No					oct-12	Yes	€ 5 400,00	Taken	x
Front Office	HP	Showcase	Carousel images (not containing products) + Administration of this carousel in		Yes	Yes	No					oct-12	Yes	€ 3 600,00	Taken	x
Front Office	Product list	Product list	LP provided by a specific carousel + logo strip		Yes	Yes	No					oct-12	Yes	€ 1 200,00	Taken	x
Krom Ca	Cond. Multiple	Promo	Place conditionality at product level		Yes	Yes	No					oct-12	Yes	€ 6 600,00	Taken	x
Krom Ca Order	Cond. FID card	Promo	Placement of conditionality at BOA level		Yes	Yes	No					oct-12	Yes	€ 600,00	Taken	x
Krom Ca Order	Cond. 1st order	Promo	Placement of conditionality at BOA level		Yes	Yes	No					oct-12	Yes	€ 1 200,00	Taken	x
Krom Ca Order	Cond. + XX benefit	Promo	Placement of conditionality at BOA level		Yes	Yes	No					oct-12	Yes	€ 1 200,00	Taken	x
Krom Ca Order	Cond. Product list	Promo	Placement of conditionality at BOA level		Yes	Yes	No					oct-12	Yes	€ 3 600,00	Taken	x
Krom Ca Order	Cond. Quantity of	Promo	Placement of conditionality at BOA level		Yes	Yes	No					oct-12	Yes	€ 3 600,00	Taken	x
Front Office	Product sheet	Price block	Display of quantities and selection possibilities		Yes	No	No					oct-12	No	€ -	Yes	?
Front Office	Customer space	Loyalty	Integration of FID elements via web services		No	No	No					juil-13	No	€ -	Yes	?
Middle Office	Manager	Loyalty	Integration of FID elements via web services		No	No	No					juil-13	No	€ -	Yes	?
Interface	Loyalty	Segments	Integration of FID elements via web services		No	No	No					juil-13	No	€ -	Yes	?
S/RC	Manager	Notifications	Notify the alerts for level 2 by email				No					TBC	No	€ 20 000,00	Yes	
S/RC	Com. Customer		Prevention communication. Would be available pursuant to installation of the				No					mars-13	No	€ -	Yes	
S/RC	Commercial	BOA	Generation of e-commerce purchase coupon AND/OR (earlier) in interface X				No					janv-13	No	€ -	Yes	
S/RC	Commercial	BOA import	Purchase coupon generation report				No					janv-13	No	€ -	Yes	
S/RC	Manager	Contact	Email vs no email contact. Today, creation of a contact via email address flow				No					mars-13	No	€ -	Yes	
S/RC	Interface	X27	Enrichment of the X27 data from manager				No					oct-12	No	€ 6 000,00	Yes	
S/RC	Manager	Base contact	Tracing of NAs (customer retraction) by reason				No					TBC	No	€ -	Yes	
S/RC	Commercial	Partial	Partial reimbursement of disputed expenses				No					TBC	Yes	€ 30 000,00	Yes	
S/RC	Com. Customer	Type of	[SS] 3) The type of return triggers the sending of an email				No					TBC	Yes	€ 6 000,00	Yes	
Front Office	Loyalty	Basket	Addition of an explanatory text (popin) <> coupons/FID Zone				No					janv-13	No		Yes	
Front Office	Loyalty	Payment	Addition of an explanatory text (popin) <> Credit/ Birthday coupon Zone				No					janv-13	No		Yes	
S/RC	Commercial		Possibility of coupon BOAs with conditions on Storefront				No						No			
S/RC	Com. Customer		Loyalty program member of card → sending of email with member confirmation link				No						No			
S/RC	Com. Customer		Differentiated typing and structuring of emailing depending on targets				No						No			
S/RC	Front Office	Delivery	Tracking of order via sms. Add a button allowing us to use the customer's cell				No						No			
S/RC	Com. Customer		In the agreement email returned, make a link to the La Poste site and their grid				No						No			
S/RC	Front Office		dynamic FAQ				No						No			
S/RC	Front Office		On the personal data modification page, integration of the customer service				No						No			
S/RC	Front Office		Customer space: Addition of loyalty offers available to the customer (happy birthday, feel good, personalised offers)				No						No			
S/RC	Front Office		Application of the most advantageous promotion for the customer				No						No			
S/RC	Interface		Another run-down of the purely e-commerce offers and SMS offers to the offer				No						No			
S/RC	Front Office		Basket Page: possibility of deleting the entry loyalty card				No						No			
Interface	Sale ticket		Breakdown of ticket bottom discounts by line (pro rata the sale price)				No						No			
Krom Ca Product	Product sheet structure and display	2nd markdown	Placement of 2nd markdown				No						No			
Front Office	Upload	Item	Set up a management rule to put a product on line only when there is one on physical stock (or a check on physical stock or bluff stock)				No						No			
S/RC	Reimbursement		Update of reimbursement process pursuant to installation of breakdown ticket				No						No			
S/RC	Com. Customer	Front Office	Have a single customer service access form on the site whether the customer is logged in or not. Do not require the customer to go through a typology window before accessing the form				No						No			
S/RC	Com. Customer	Levels	Transfer of level 2 cases to be processed by CCA				No						No			
Interface			Transmission via interface of "cashout" operations or "FID" operations				No						No			
Middle Office	Stocks		Reliability of available bluff stocks during re-provisioning calculation				No						No			
Krom Ca Basket	Product Status		Consideration of product status (normal, promotion, balances) in the krom ca				No						Yes	€ 9 000,00		
Front Office	Product sheet	Product	All product initiation in KSUS take into account only the e-log stock (for the

e-Commerce Project

Roadmap 2012-2013: Shared version of 12 November 2012

19 Nov 2012	26 Dec 2012	January 2013	February 2013	Mars 2013	July 2013	September 2013
R1 Core release (base 11 key points)	• R2 Core release • Global Anim-co (substantiated as key for GGS commercial operation on 2 January) • Set of corrections not delivered at start-up	Optimisation/debugging	Affiliation

•    Kits/Bundle page (CDS standard meeting GGS retail demands?)

•    Gift map (CDS standard)

•    Go-Sport X-Sell (CDS standard with basket improvements)

•    Fid explanation pop-in

•    Rich Relevance* cross selling

• Paypal • GRC preventive com (CDiscount roadmap) • Fid Integration via Web Service Trade off: • Stock notification • Extension of mecaco to basket

•    Social module: Wishlist

•    Online Loyalty Card (online registration)

•    To plan: cross docking

•    To plan/not priority

•    Facebook connect

•    GRC 360 purchase coupon management

•    Multi-sign gift cheque/ card

•    Voice Bazaar (*)

Remission of expression of needs	01/12	15/01	15/12	10/07
Substantiation of detailed functionality specifications	11/01	08/02	28/02	02/08
Substantiation of figures	11/01	08/02	05/03	02/08
Max days	<30	<30		<30

•                  Green: included in the scope and thus the setup.

•                  Red: Not included in the scope and Cdiscount offer (not included in the setup, Go Sport responsibility)

The functionalities that will be available in the Cdiscount offer in 2013 should be added to this roadmap (organisation to substantiate but a presentation of features to Go Sport each month/quarter would allow us to select the elements we want to see implemented.

Appendix 1 B — Road Map

APPENDIX 2 — KEY POINTS

Substantiation points in the Go/No Go decision for Launch

ID	Functionality	Details
1	Catalogue descent	General navigation Product list and Showcase Product data sheet Product data sheet Add basket Graphic integration
2	Basket	Standard basket element Coupon Fid coupon
3	Anim-co	FdP discount FID% discount and value (€8 and 10%)
4	Order Process	All steps in the order process (+ related parameter setting: FdP, etc.) Order process follow-up email (order confirmation, etc.)
5	Customer space	Limited to Order follow-up functionalities for the Launch
6	Manager/Reporting	Order follow-up Follow-up of turnover, number of orders, etc. Access to reports
7	Analytics	Tracking of Google analytics metrics
8	Item repository	Item interface PromoSale and Arbo interfaces ESUS
9	Processing of customer orders	Validated Basket interface (automatic FIAnet functionality) Interface to ATOS Platform and ATOS to BNP Tickets interface Accounting interface (Payment)
10	Commercial activities	SAP promotions SAP sales Per cent and value reduction coupons Purchase coupons
11	Logistics	Expected supply receptions interfaces and platform

Acknowledge supply receipt interfaces and platform Stock and stock movement interfaces Stock adjustment, Inventory, End-of-season return files

APPENDIX 3 — HOSTING AND PLATFORM OPERATION

Scope of the Appendix

This Appendix details the processes and commitments of CDISCOUNT in the fields of hosting and operating the platform, including the corresponding maintenance.

CDISCOUNT manages the Platform in SAAS mode.

Clause 1 — Production phase start-up

The Core R1 production phase begins at the Launch Date in accordance with the Road Map.

Clause 2 — Platform hardware and software configuration

The Services are provided on a pooled technical infrastructure that is managed by CDISCOUNT and its suppliers only. CDISCOUNT will maintain this infrastructure and keep it up to date to sustain the Service Levels described in Clause 4.1 below, as long as the hourly visits do not exceed 2000 unique visits per hour for a maximum 36,000 unique visits per day. The parties will regularly review this cap on visits per hour in the context of the Operations Committee.

CDISCOUNT is the sole owner of this technical infrastructure.

Clause 3 — Telecommunications

The technical infrastructure CDISCOUNT proposes includes redundant and secure network connectivity to the Backbone Internet. This pooled connectivity to the Internet includes a passband suited to Platform operation and burst management when traffic is saturated.

CDISCOUNT agrees to take the actions needed to resolve network interruptions when they are related to the scope of its Services (i.e. to the network linking the Platform production servers and the Backbone Internet).

CDISCOUNT can under no circumstances be held responsible for the difficulties or interruptions encountered in the general telecommunications network.

Clause 4 — Availability

1.                                  Platform availability — Service levels

CDISCOUNT commits to 99% Platform availability on a monthly basis. This availability shall be calculated as follows:

Availability = “Total service hours” minus “Unavailability”

“Total service hours”

“Total service hours” are 24 hours multiplied by the number of calendar days in the month.

“Unavailability” is the number of complete hours during which the service was not available (aside from planned maintenance periods explained in Clause 5 below).

The Platform is “unavailable” when internet users cannot access it.

Each of the Parties must notify the other of any Platform unavailability.

2.                                  Penalty

GO SPORT FRANCE may benefit from a penalty in the event of availability below 99% according to the table below. The penalty is calculated as a percentage of the monthly Variable Remuneration described in Appendix 6, paragraph 1.2 (a).

Monthly availability rate	Lump-sum penalty
98.9 to 98.99%	0.5%
98.8 to 98.89%	1%
98.7 to 98.79%	2%
98 to 98.69%	5%
75 to 98%	10%
Below 75%	25%

The penalties are not cumulative. Only the severest shortfall of availability shall be considered for the penalty of a given month. These penalties must be claimed within three months by GO SPORT FRANCE and paid by CDiscount subject to attribution of a bonus.

If the monthly availability is 99.5% or more, CDiscount will be credited with a bonus per the following table.

Monthly availability rate	Lump-sum penalty
99.5 to 99.59%	0.5%
99.6 to 99.69%	1%
99.7 to 99.79%	2%
99.8 to 99.89%	5%
99.9% and above	10%

The bonus is calculated as a percentage of the monthly Variable Remuneration described in Appendix 6, paragraph 1.2 (a). A bonus is not paid out but can be used for a period of 12 months counting from when it is obtained to offset/cancel a penalty.

If several bonuses are obtained over a sliding 12-month period, they can be accumulated to offset/cancel the penalty for a given month.

Clause 5 — Planned service interruptions

The application maintenance to the Platform must have no impact on the Services provided to GO SPORT FRANCE during open hours.

It is agreed that all planned maintenance operations must be notified by CDISCOUNT to GO SPORT FRANCE at least 48 hours in advance. GO SPORT FRANCE shall inform CDISCOUNT as quickly as possible and no later than 24 hours before the planned date of the maintenance operation when such an interruption is of a nature to disrupt an operation deemed essential by GO SPORT FRANCE and, in such cases, the Parties shall consult each other so that CDISCOUNT can re-plan its maintenance operation.

However, GO SPORT FRANCE recognises the exceptional nature of certain maintenance operations requiring very quick interventions incompatible with this 48-hour notice period

(such as a security breach calling for an urgent patch, a hardware problem, hacking attacks, etc.). In the event of exceptional interventions of this type, CDISCOUNT shall notify GO SPORT FRANCE of the problem and of the intervention at least two hours in advance and provide GO SPORT FRANCE with the necessary explanations justifying the need for this intervention.

Clause 6 — Support for corrective maintenance

The opening hours of CDISCOUNT support are:

•                  From Monday to Thursday, from 9 am to 6 pm CET

•                  Friday from 9 am to 5 pm CET

•                  Exceptions: French public holidays

GO SPORT FRANCE can access the support service either by the ticketing service made available by CDISCOUNT or by phone, or by email, during opening hours.

In the context of this Contract, CDISCOUNT provides only level 2 support to GO SPORT FRANCE. CDISCOUNT does not provide support to GO SPORT FRANCE’s internal customers who use the Platform.

For Blocking Anomalies alone, GO SPORT FRANCE is also provided with a constraint procedure for corrective maintenance actions under the Contract conditions outside the above support opening hours, with contacts and phone numbers. This procedure is reserved strictly for Blocking Anomalies and generates no extra cost for GO SPORT FRANCE but, for each use of it for Anomalies that are not Blocking, a lump sum of €250 shall be invoiced to GO SPORT FRANCE.

Clause 7 — Maintenance

•                  Maintenance service levels

For Anomalies, CDISCOUNT agrees to:

•                 take into account the Anomalies during support opening hours per a minimum acknowledgment time (ticket opening);

•                 correct the Anomaly or propose a bypass solution per a minimum resolution time (specified in hours/calendar or business days) counting from the end of the theoretical acknowledgment time.

	Blocking*	Major**	Minor**
Acknowledgment	0.5 hours	4 hours	8 hours
Resolution	4 hours	10 days	30 days

* calendar hours

** in business hours/days

CDISCOUNT does not agree to meet these Service Levels for Major Anomalies concerning an element that has already undergone acceptance and that should have been pointed out at that time, unless this Major Anomaly results in a regression.

Exceptions to these commitments, for example for managing priorities or for particular problems encountered in resolving an Anomaly, must be presented by CDISCOUNT to GO SPORT FRANCE and substantiated between the two parties.

Clause 8 — Security

Platform data and programmes are saved periodically to guarantee the quickest possible re-start with minimum data losses, including the Contents. Each night, all of the Platform’s data and Contents are saved along with its components on the main site and shall be replicated on a remote site before the end of 2012.

CDISCOUNT shall institute a backup infrastructure and a PRA (“Activity resumption plan”) during the first quarter of 2013.

Clause 9 — Subcontracting

CDISCOUNT reserves the right to change subcontractors at any time as long as this change does not impact the Service Levels defined in this appendix. However, CDISCOUNT shall communicate its list of subcontractors to GO SPORT FRANCE at any time upon request.

At its own initiative, CDISCOUNT may freely attribute all or part of the performance of the Services, including total or partial hosting of the Platform, to any third party, under its own responsibility. If the subcontracting is likely to impact the Service Levels, CDISCOUNT first makes an express written request to GO SPORT FRANCE for its agreement.

Clause 10 — Administration and supervision of interfaces between the Platform and the computer systems of GO SPORT FRANCE

Concerning the technical interfaces (data exchanges) between GO SPORT FRANCE’s computer systems and the Platform, CDISCOUNT agrees to ensure correct operation:

•                  for data exported from the Platform to the GO SPORT FRANCE computer systems:

•                  verification of exported data (presence, format and consistency):

Alerts are triggered if data to be exported have not been, per the production plan to be drawn up between the Parties (especially to guarantee that the elements are present according to the planning).

•                  for data imp ported to the Platform from the GO SPORT FRANCE computer systems:

•                  verification of data to be imported (presence, format and consistency):

Alerts are triggered if data to be imported have not been, per the production plan to be drawn up between the Parties (especially to guarantee that the elements are present according to the planning).

Correcting the data (format, content or absence of file) is the responsibility of the transmitting system (CDISCOUNT for the Platform and GO SPORT FRANCE for its own applications). In an emergency situation, the entity responsible for the receiving system having integrated false data (such as false prices, false stock, etc.) may intervene directly in the data at the request and expense of the other party.

Any problem detected at the level of the data exchange interfaces under CDISCOUNT’s responsibility shall be treated as an Anomaly per the degree of criticality of said interface appearing in the table appended hereto.

Clause 11 — Management of CDISCOUNT relations with its client GO SPORT FRANCE

Two organisations shall be instituted:

•                  A customer committee shall meet every two months except the first three, which shall be monthly, and shall review the following points:

•                  Tracking of actions and decisions of previous committee meeting

•                  Review of production ramp-up during the period

•                  Tracking of requests and financing

•                  Advancement of projects and Road Map

•                  Tracking of software maintenance

•                  Tracking of major incidents

•                  Tracking of Anomaly reclassification list

•                  Financial tracking

•                  An operations committee shall be held monthly dealing with the following points:

•                  Tracking of actions and decision of previous committee meeting

•                  Tracking of service levels

•                  Tracking of requests for new indicators and their financing

•                  Exchange of forecasts and tracking of capacity planning

•                  Incident analysis

•                  Problem management

•                  Tracking of security

•                  Tracking of use of constraints

Clause 12 — Management of changes requested by the client GO SPORT FRANCE

A functional reference shall be identified at CDISCOUNT and shall be the entry point for any change requested by GO SPORT FRANCE.

CDISCOUNT puts the Platform changes into production in the context of an annual schedule of releases. This schedule specifies the major project milestones, from the presentation of need expression by GO SPORT FRANCE to its placement in production by CDISCOUNT.

It includes major and minor releases. The change requests expressed by GO SPORT FRANCE in the minor releases are eligible depending on:

•                  the complexity of the project to be carried out

•                  whether or not the entire Platform needs to be tested again.

Each change request expressed by GO SPORT FRANCE shall be assessed in an estimate and a scheduling proposal.

Developments shall begin only after the estimate is signed. If GO SPORT FRANCE does not sign an estimate in the milestone period planned for construction of the release, this will entail planning of the developments in another release.

If CDISCOUNT’s participation in the pre-framing of a change request expressed by GO SPORT FRANCE exceeds two man-days of work, an estimate will be drawn up.

The changes made by CDISCOUNT to the request of GO SPORT FRANCE shall integrate the Platform standard.

The procedure described in this Clause 12 shall be followed for the acceptance of the Functionalities mentioned in the Road Map, including those for which the price is already included in the Implementation Costs described in Appendix 6.1.1 (a).

Clause 13 — Management of changes requested by other Platform users

The Platform is constantly changing due to the change requests from other “customers”. These changes are installed at the same time for all “customers”, and in particular for GO SPORT FRANCE, which decides whether or not to use these changes or new functionalities. When it is a matter of Platform structural changes, they are applied for GO SPORT FRANCE without there being any major functional impacts for the users.

Clause 14 — Acceptance of new functionalities

The Road Map of Appendix 1-B to the Contract, as well as the scheduling of the Functionalities stipulated in it, and in particular their placement in production, is reviewed at each customer committee meeting. The acceptance period is part of this schedule and is thus known by GO SPORT FRANCE.

The Road Map of new functionalities requested by GO SPORT FRANCE as well as their scheduling, and in particular their placement in production, is reviewed at each customer committee meeting. The acceptance period is part of this schedule and is thus known by GO SPORT FRANCE.

Concerning the changes requested by the other Platform “customers”, CDISCOUNT agrees to send GO SPORT FRANCE a release note at least three weeks before placement in production so that GO SPORT FRANCE can organise itself for this Platform acceptance with the Functionalities that are activated.

GO SPORT FRANCE agrees to accept all the major functionalities in the provisional planning of the releases other than Functionalities that will not be activated.

Appendix — List of interfaces

Interface	Direction	Subject	CD criticality
Substantiated basket	CDS to SAP	Initial return of cashier’s receipt for stock flow management (no Financial flow)	Major
Cashier’s receipt	CDS to SAP	Return of the sale invoice for integration of the Financial flow in SAP	Major
Accounting	CDS to SAP	Return of means of payment	Major
Supplier reception	CDS to SAP	Receipt of supplier orders	Major
Warehouse reception	CDS to SAP	Receipt of warehouse orders	Major
Stock movements	CDS to SAP	Stock movement made on the elog	Major
arbo	SAP to CDS	Transfer of arboflex updates: creation and modification of parent/child node, labelled changes, sfa creation	Major
Item	SAP to CDS	Transfer from item database: item code, label, EAN, sfa attachment, etc. on web assortment	Major
Full item	SAP to CDS	Transfer from item database: item code, label, EAN, sfa attachment, etc.	Minor
Sale price	SAP to CDS	Transfer of promotional and sales prices	Blocking
Stock	SAP to CDS	Available stock in network and warehouse	Major
Order portfolio	SAP to CDS	Supplier orders to receive	Major
Reception expected	SAP to CDS	Warehouse order to receive	Major
Loyal customers	SAP to CDS	Sending of loyal customers	Major

APPENDIX 4 — SERVICE LEVELS

1 —                         HOSTING — CORRECTIVE MAINTENANCE — INTERVENTION TIMES

Concerning the Platform hosting, operation and maintenance Services, reference is made to the Service Levels conditions of Appendix 3.

2 —                        LOGISTICS

2.1                              Losses

For products of less than 30 kg

GO SPORT FRANCE accepts a loss ratio of 0.1%.

For products of more than 30 kg

GO SPORT FRANCE accepts a loss ratio of 0.15%.

In the event of negative inventory difference ratios greater than these, a penalty equal to the difference between the observed inventory difference and the accepted loss ratio, applied to the value of the inflows from the last inventory shall be invoiced by GO SPORT FRANCE to the Service Provider.

The inventory difference ratio corresponds to the algebraic sum of the values (in pre-tax purchase price) of the differences over the total value of the inflow since the last inventory. The positive and negative differences offset each other. It takes into account the differences observed during the inventory, but also the differences attributable to CDISCOUNT that entailed an adjustment of stocks since the last inventory.

The loss ratio applies only to differences attributable to CDISCOUNT and not due to events of Force Majeure such as defined in the Contract, or to losses and damages coming under the responsibility of GO SPORT FRANCE.

2.2                              Preparation time

Definition

•                       Off express

Target date for end of preparation is the date of generation of the Preparation Coupon (available stock) plus one business day (except weekend orders finished Tuesday evening).

•                       Express

Target shipping date is the order date if before 11 am (plus one business day if after 11 am).

Calculation

•                       Target service ratio: 95% for Off-Express and 97.5% for Express

•                       Penalty of 25% of variable preparation costs only for those preparations below the target service ratio

•                       If the real service ratio is greater than 97.5%, a 25% bonus of variable preparation costs for Off-Express preparations beyond 95%.

2.3                             Reception time at the Order Processing Centre

Definition

•                       Date of storage = Date of reception + 1.5 business days

•                       Exclusion of orders in disputes

Calculation

•                       Target ratio: 95%.

3 —                        CUSTOMER RELATION MANAGEMENT

3.1                              General

GO SPORT FRANCE can agree with CDISCOUNT on the change or withdrawal of the service level criteria defined hereafter. These criteria must be related to the activity entrusted by GO SPORT FRANCE to CDISCOUNT. For example, CDISCOUNT cannot be objectivised on indicators that are directly or indirectly influenced by the activity of the other GO SPORT FRANCE processes (commercial policy, client information, etc.).

3.2                              Customer relations Service Levels

•                       Average customer satisfaction.

•                       Call pick-up rate. The rate of calls picked up must be greater than 90%.

•                       Mean processing time. After a three-month period of observation starting at the Launch Date, the average processing times indicated below must be verified and, if necessary, revised to adapt them to the Platform activity.

Average processing time

Incoming phone call	240 seconds and 9.5 calls per hour
Postal letter	180 seconds and 12.7 cases per hour
Email	180 seconds and 12.7 cases per hour

The average processing times provided for in the above table shall be checked and substantiated at the end of the three-month observation period starting at the Contract signing date, and the costs per act will be determined on the basis of this substantiation.

APPENDIX 5 — FINANCIAL TERMS

1.1                              Implementation Costs

(a)                                 Price

GO SPORT FRANCE shall pay CDISCOUNT the sums described hereafter, due for the Services performed by CDISCOUNT for implementation of the Platform (the “Implementation Costs”):

•                       Three hundred ninety thousand Euros before tax (€390,000 excl. VAT) for Platform installation costs;

•                       Sixty-eight thousand Euros before tax (€68,000 excl. VAT) for specific developments carried out before the Launch Date; and

•                       Eight thousand Euros before tax (€8,000 excl. VAT) for other specific developments carried out before the Launch Date.

(b)                                Payment procedures

GO SPORT FRANCE shall be invoiced 50% of the said Implementation Costs no later than the Contract signing date and the balance as follows:

•                       30% within two weeks following delivery of the “Commercial Driver” Functionality planned for December 2012;

•                       20% at delivery of the last Functionality of the “Scope” (Functionalities appearing in green on the Road Map).

The other functionalities in red on the Road Map shall be invoiced 100% when they enter production.

1.2                              Variable Remuneration

(a)                                Price

Throughout the Contract term, CDISCOUNT shall collect an annual remuneration for all the Services, calculated on the basis of the annual turnover of the Platform per the terms of the following table (the “Variable Remuneration”):

Annual Platform turnover not counting tax (in Euros)	Annual Remuneration (per cent of annual turnover not counting tax)
From 0 to 10,000,000 inclusive	3%
More than 10,000,000 to 20,000,000 inclusive	2.8%
More than 20,000,000 to 40,000,000 inclusive	2.6%
Over 40,000,000	2.4%

However, it is expressly specified that CDISCOUNT’s annual Variable Remuneration cannot be less than (i) two hundred six thousand euros pre-tax (€206,000 excl. VAT) the first calendar year of Contract performance, which is 2013, and (ii) two-hundred fifty thousand euros pre-tax (€250,000 excl. VAT) the following years. For 2012, the minimum is set at a monthly base of €17,166.70 excl. VAT (which shall be adjusted pro rata for November) starting at Launch Date.

(b)                                 Invoicing procedures

The Variable Remuneration shall be invoiced on a monthly basis under the following conditions:

•                       The first calendar year of Contract performance, GO SPORT FRANCE shall be invoiced each month, in advance, an equivalent of 1/12th of the minimum annual Variable Remuneration of €206,000.

A regularisation of the Variable Remuneration shall be invoiced by CDISCOUNT, as the case may be, at the end of the first calendar year of Contract performance to take account of the turnover actually achieved by GO SPORT FRANCE.

Variable Remuneration + Regularisation = “Readjusted Remuneration.”

•                       The following years, GO SPORT FRANCE shall be invoiced each month, in advance, a Variable Remuneration calculated on the basis of 1/12th of the amount of the Readjusted Variable Remuneration for the entire year N-1.

CDISCOUNT shall invoice a regularisation of the Variable Remuneration, as the case may be, at the end of each calendar year of Contract performance in order to reflect the turnover actually achieved over the entire year N.

1.3                              Maintenance Costs

In return for the maintenance services furnished by CDISCOUNT, each year, GO SPORT FRANCE shall pay CDISCOUNT a remuneration of 20% of the Implementation Costs (or €93,200 excl. VAT) and development costs necessary for creating the additional specific functionalities (the “Maintenance Costs”). CDISCOUNT shall revise the Maintenance Costs in accordance with the variation of the Syntec index per the following procedures:

Pn = Pn-1 x (Sn/Sn-1)

in which:

Pn = new Maintenance Costs

Pn-1 = Maintenance Costs of the last annual period before revision

Sn = value of last Syntec index published at the date of invoicing

Sn-1 = value of the Syntec index used at the last annual period before revision, while it is specified that at the first revision of the Maintenance Costs, the value of Sn-1 corresponds to the value of the Syntec index at the Contract signing date.

The Maintenance Costs shall be invoiced for the first time four months after the Launch Date on a pro rata basis (8/12ths) and then on a full year basis (at the anniversary of the Contract signing date), in advance.

1.4                              Remuneration for Services

1.4.1                    Service Provider tools

Traffic analysis	0	We propose using, in Google Analytics. Omniture rates: €25K/y + €25K services
Distribution of emails	€0.13 for 1,000 emails	MailPerformance Solution
Search engine	0
Payment transaction	0.164% to 2.5% (Paypal for foreign bearers) per transaction	One or more PSPs depending on security required
Customer opinion management	€3,500/month with moderation	Recourse to Bazaarvoice for management … moderation of client opinions
Geolocation of withdrawal points	€0 without calculating distances	Solution proposed: use of … in free mode. Calculation of distances … CDISCOUNT IS
Behavioural Web	€2,000/month	Rich Relevance
Checking addresses	€5,000/year	QAS partner

The prices in the table above are given as an indication and can be revised in accordance with the conditions offered by the Service Providers.

1.5                              “Under 30 kg” logistics and transport services

1.5.1                    Logistics services (under 30 kg)

Unit costs

	Textile/shoe	Outsize

Reception	€0.9/sales unit +€0.44/product under blister	€1.1/sales unit

Preparation/shipment	€1.4/single-product package unit +€0.5/additional sales unit	€2.25/sales unit

Storage (monthly)	Pan position: €0.71 Y1/Y2: Invoicing by sales unit: €0.24 (minimum place/sales unit)*	Pallet place: €6.5

Returns	€2/sales unit	€2/sales unit

* During the first two years, to support the activity ramp-up, the minimum between cost by sales unit x number of sales units and the cost of placement shall be applied. Thereafter the cost of the placement will prevail.

Accompanying non-competing advertisements (“asilage”): €0.05/sales unit (medium not furnished)

Cost of additional inventory: €0.044/sales unit

Additional services shall be invoiced by the hour on the basis of the real time spent at an hourly rate of €25 pre-tax. Unit costs of package units

	Length	Width	Height	Price (1 July 2011)
Cardboard box	600	400	200	€0.527
Cardboard box	600	400	500	€0.732
Cardboard box	400	400	400	€0.567
Cardboard box	400	300	150	€0.252
Bubble envelope	470	350	—	€0.183
Film	—	—	—
Blister				€0.09

The costs of the package units are furnished as an indication. The package units shall be invoiced on a euro-by-euro basis.

1.5.2                    Transport services (less than 30 kg)

	Unit cost	Time	Terms
Post	€3.80	48 hr	+€4 if L + W + H = 1.5 m
Kiala/Relais Colis	€3	72 hr	< 150 cm
CD collection points	€2.50	4 days	< 150 cm
TNT	€10	24 hr

Losses: 0.1% of the inflows

Pricing of the package unit with a maximum average weight (2 kg/package unit)

Weight variations prompt a rate adjustment on the following expression: (weight — 2) * 0.2 + Unit price/carrier

PDF Gas oil on top:

•                  Monthly review because of fuel cost variation:

In the event of a variation during the Contract of the diesel fuel index, not counting VAT by a minimum +10% over the diesel fuel index without VAT (published by the Comité National Routier — “CNR”) published in February 2012 (CDISCOUNT’s initial commercial proposal), CDISCOUNT shall make a monthly adjustment of rates for the Transport Service less than 30 kg automatically on the month’s invoice in consideration of this fuel price variation.

•                  Relative share of diesel fuel in the Service price (ToG):

This adjustment shall be applied proportionally to the percentage of the fuel cost in the cost price of the Service concerned, which is 20%.

The formula used to calculate the index is:

P2 = P1 = {P1 x ToG x [(I/Iref) - 1]}

In which:

P1 = Service rates

P2 = Adjusted service rates after indexing

ToG = Share of fuel cost in Service cost price

Iref = Diesel fuel index not including VAT reference CNR (February 2012)

I = Diesel fuel index not including VAT reference CNR at end of month M-1

These rates are valid for deliveries in continental France (including Corsica).

They are valid for the one-way transport service and for the Product return service.

1.6                              Logistics and transport services “more than 30 kg”

	Unit Cost	Terms
Reception/preparation	Traditional: €6/product Outsize: €11/product	Outsize: W > 100 cm or L > 120 cm
Storage	€5/product/month
Delivered to home “Economy”	Traditional: €58/product Outsize: €68/product	To be refined depending on product dimensions* & assignment to best carrier (CCV v RC)
Delivered to home “Comfort”	Traditional: €83/product Outsize: €93/product
Delivered to collection points	Traditional: €16.50/product Outsize: €26.50/product
Customer return	€45/product

* For the three months counting from the Launch Date, the Parties will have to meet to review the above rates to reflect the reality of the “more than 30 kg” product flows processed. The revision of these rates may lead to the establishment of a rate grid for delivery services depending on the weight and volume of the transported products (such as bicycles for the lightest and strength training apparatus for the heaviest).

Loss ratio: 0.15% of inflows.

Multi-package unit deliveries: 50% of the price for the second product.

PDF Gas oil on top:

•                      Monthly review because of fuel cost variation for “Economy home delivery,” “Comfort home delivery,” “Delivery at collection points” and “Customer return” services.

In the event of a variation during the Contract of the diesel fuel index, not counting VAT by a minimum +10% over the diesel fuel index without VAT (published by the Comité National Routier — “CNR”) published in February 2012 (CDISCOUNT’s initial commercial proposal), CDISCOUNT shall make a monthly adjustment of rates for the above services automatically on the month’s invoice in consideration of this fuel price variation.

•                  Relative share of diesel fuel in the Service price (ToG):

This adjustment shall be applied proportionally to the percentage of the fuel cost in the cost price of the Service concerned, which is 20%.

The formula used to calculate the index is:

P2 = P1 = {P1 x ToG x [(I/Iref) - 1]}

In which:

P1 = Service rates

P2 = Adjusted service rates after indexing

ToG = Share of fuel cost in Service cost price

Iref = Diesel fuel index not including VAT reference CNR (February 2012)

I = Diesel fuel index not including VAT reference CNR at end of month M-1

These rates are valid for deliveries in continental France (including Corsica).

1.7                              Annual revaluation of transport costs (not counting fuel)

Transport services (not counting fuel) shall be revaluated by reference to CNR index “LD 40 T except diesel fuel”.

For the revaluation of year N, the following revaluation ratio should be applied: average of monthly indices for year N-1/average monthly indices for year N-2.

For example: 2013 revaluation = (average 2012 indices)/(average 2011 indices).

1.8                              Revaluation of variable costs of logistics services

The variable costs of the logistic services shall be revaluated annually by applying the composite index of the Union des Entreprises de Transport et de Logistique de France (the “TLF” index).

For the revaluation of a given year N, the following revaluation ratio should be applied: the TLF index at 31 December of year N-1/TLF index at 31 December of year N-2.

For example: 2013 revaluation = (index at 31 December 2012)/(index at 31 December 2011).

Any overshoot of the tolerance thresholds concerning the management and storage capacities of the CDISCOUNT Order Processing Centre as defined in Appendix 6, paragraph 1.3, will call for a redefinition by joint agreement between the Parties of the logistics conditions for the overshoot, the Contract and the Service Levels remaining applicable for the part that is not the subject of an overshoot.

1.9                              Logistics implementation costs

In addition to the logistics services specified above, GO SPORT FRANCE shall be invoiced €5,000 pre-tax for project start-up and €15,000 pre-tax for project management.

These sums shall be invoiced at the Contract signing date.

GO SPORT FRANCE shall be invoiced €17,000 pre-tax per year for seven years for the investment made for the purchase of the necessary storage equipment for a total pre-tax value of €110,000.

1.10                       Services relating to customer relations management

For three months counting from the Launch Date, the customer relations services shall be invoiced on an hourly basis, which shall be applied by the service provider in charge of the CDISCOUNT customer relations service.

When the Parties have checked that the average processing times defined in Appendix 4 are adequate and have adapted them to the characteristics of the Platform activity, they shall define new financial terms for the services related to customer relations management. These new terms shall be defined on the basis of the activities accomplished by the customer relations service.

Any changes made to the average processing times defined in Appendix 4 shall be subject to a revision of financial terms of the customer relations management services.

The financial terms shall also be revised whenever a change made by GO SPORT FRANCE has a non-negligible impact on the average processing times.

At least once weekly (Wednesday), GO SPORT FRANCE shall send CDISCOUNT its daily forecasts for the two coming weeks, which shall be firm for GO SPORT FRANCE.

GO SPORT FRANCE shall take charge of any activity variations greater than 10% from the forecasts in the customer relations activities communicated in M+1 and shall be invoiced for services related to customer relation management beyond a minimum floor of 90% of the activity forecasts communicated at M+1.

In the event of actual daily flow below the bottom of the volume forecast bracket (that is, less than 90%), GO SPORT FRANCE shall be invoiced and shall take charge of an amount corresponding to 90% of the forecast daily volumes.

The services related to customer relations management shall be invoiced monthly. CDISCOUNT shall re-invoice the partner’s service euro for euro on an hourly basis (which is, as of today, €27.80 per hour).

The customer relations management services shall be invoiced at an additional €5,000 per month.

In addition to the foregoing customer relations management services, GO SPORT FRANCE shall be invoiced at the Contract signing date:

•                  €15,000 for project management;

•                  €8,500 for project technical set-up;

•                  €10,000 for initial training of staff dedicated to carrying out the customer relations management task.

1.11                       Travel expenses

Travel expenses shall be invoiced in addition per the reimbursement grid provided for this purpose by GO SPORT FRANCE.

1.12                       Invoicing procedures, payment deadlines and interest

All the foregoing services shall be invoiced monthly. The invoices for transport services are payable at 30 days counting from their date of issuance and those for the other services are payable at 60 days from the date of issuance.

The interest applied to payment delays shall be three times the legal interest rate.

APPENDIX 6 — LOGISTICS

This Appendix describes the terms under which the logistics services are performed by CDISCOUNT. All the operations shall be performed by the methods developed below.

1.                                     GENERAL PRESENTATION

1.1                              Description of the service

The logistics service shall consist of:

•                  reception and storage of Products from GO SPORT FRANCE;

•                  shipping of the Products;

•                  management of returns.

The Parties agree to organise “cross-docking” services in accordance with the Road Map under the Contract. They shall negotiate in good faith the implementation procedures and the pricing terms for the cross-docking services on the basis of market prices.

Cross-docking consists in, rather than storing the products at the CDISCOUNT processing centre, simply transiting the Products from GO SPORT FRANCE warehouses through those centres.

Each day, the GO SPORT FRANCE Central warehouses deliver all the Products for meeting the customers’ orders for the day in bulk to the CDISCOUNT processing centre(s).

CDISCOUNT then sorts the products per customer order, packs them and hands over the package units to the various carriers.

In cross-docking mode, no processed Product remains stored in the CDISCOUNT processing centre.

The cross-docking flow can also be applied to Products direct from GO SPORT FRANCE suppliers.

This process may make it possible to consolidate a cross-docking Product with a Product stored at CDISCOUNT for the same customer order.

The same item cannot be eligible simultaneously for the cross-docking flow and a stock flow.

GO SPORT FRANCE shall transmit regularly, at a frequency to be defined, the list of items (new or existing) that it wants to switch from one process to the other. The costs that might result from these switchover operations not covered by the control specification shall be at the expense of GO SPORT FRANCE.

Service level

The cross-docking processing time at CDISCOUNT is understood to be from reception at CDISCOUNT (agreed time and without dispute) up to the end of preparation for carriers (agreed time). The parties agree that the processing time is contained in a single business day and they must do their best to achieve this objective.

Calculation: Target ratio: 95% for off-express and for express.

1.2                              Product characteristics

The following Products are not part of the scope of the service:

•                  perishable foodstuffs or those requiring storage at a controlled or directed temperature

•                  inflammable or dangerous products

•                  multi-package unit products

•                  products under customs control.

The other products considered as dangerous and for which use and storage are not allowed in the warehouses that will be used by CDISCOUNT, in particular under authorisations for use (environmental equipment — ICPE) are the following:

•                  inflammable solids

•                  oxidizing products

•                  inflammable liquids

•                  aerosols (whatever the propellant gas)

•                  explosives or explosive materials

•                  toxic products

•                  acids and bases

•                  phytosanitary products.

Under the sprinkling standard R1 applied in warehouses (mentioned in the ICPE file; exception possible under certain conditions, studied on a case basis with our insurer):

•                  gas cylinders

•                  combustible liquids

•                  alcoholic beverages of more than 40% content by volume

•                  oils (both food and other)

•                 cellular plastics that are not contained in cardboard boxes closed on all six sides, or when they account for more than 15% by volume of the package unit containing them

•                 rolls of paper of low weight (< 50 g/m2)

•                 basewad paper in rolls (toilet paper, paper towels, etc.)

•                 rolls of material

•                 clothing on hangers

•                 nappies not contained in cardboard boxes closed on all six sides. Tyres will be subject to a prior agreement between the Parties before any processing of a new line of tyres.

The Products are distributed by type and category, which determine:

•                  their order processing centre

•                  their possible customer delivery methods

•                  the rules for grouping multi-product orders in the same package.

Definition of the two Product typologies:

•                 Small Product (called “less than 30 kg” or “< 30 kg”): Product which, packaged as a unit for delivery to the end customer, weighs less than 30 kg and the sum of its three dimensions is less than 2 metres.

The following categories are found in this “< 30 kg” typology:

•                  Standard < 30 kg:  A product which, as a unit, enters into the largest box of the defined package unit line, the dimensions of which are less than 850 mm x 450 mm x 250 mm

•                  Standard < 30 kg to pack alone: A product which, as a unit, does not enter into the largest box of the defined package unit line, with dimensions greater than 850 mm x 450 mm x 250 mm, and the sum of whose dimensions is less than 1.50 metres, and no dimension of which is 1 metre or more

•                  Large (G): Product which, packed as a unit for delivery to the end customer, has dimensions the sum of which is 1.50 metres or more and one dimension of which is 1 metre or more

•                  Large (G)/TNT forced: Product of the “ski” type that, packed as a unit for delivery to the end customer, has dimensions having a sum of 2 metres or more.

•                                        Large Product (called “greater than 30 kg” or “> 30 kg”): Product which, packaged as a unit for delivery to the end customer, weighs 30 kg or more and the sum of its three dimensions is 2 metres or more, except for “ski” type products, which are considered “small products”.

There are the following categories in this >30 kg typology:

•                  Standard > 30 kg: A product which, as a unit, can be stored and transported stably on a 100 x 120 pallet with a maximum height of 2.20 metres

•                  Outsize > 30 kg: A product which, as a unit, cannot be stored and transported stably on a 100 x 120 pallet or the height of which is greater than 2.20 metres or the weight is greater than 90 kg.

1.3                              Order Processing Centres

•                                         Cestas (< 30 kg product processing centre):

This site is equipped and dimensioned to manage 14,000 references (fewer than 3% of which are of category G) and three products/references on average, with a tolerance of + 20%.

•                                         Andrézieux (> 30 kg product processing centre):

This site is equipped and dimensioned to manage 160 references, 70 of which are not stored permanently (sale out of supplier stock) and 3 sales units/references on average, with a tolerance of + 20%.

Any overshoot of these tolerance thresholds will call for a redefinition by joint agreement of the Parties of the logistics overshoot conditions, the Contract and the Service Levels remaining applicable for the part that is not subject to overshoot.

2.                                     RECEPTION AND STORAGE

2.1                              Deliveries of products by GO SPORT FRANCE or its suppliers

(a)                                GO SPORT FRANCE and its suppliers must follow the Product delivery rules of the order processing centres:

•                                         Small product (< 30 kg) processing centre

CDISCOUNT — Bâtiment B

ZA Pot au Pin

Pierroton

33610 Cestas

In the event of dispute at reception from the GO SPORT FRANCE warehouses, GO SPORT FRANCE takes charge of the process of declaring to the carrier on the basis of the information returned by CDISCOUNT via the “Acknowledgement of receipt” interface.

For any direct deliveries from suppliers, CDISCOUNT staff in charge of the Cestas warehouse begin the claim process to the carrier by sending, on behalf of GO SPORT FRANCE, the registered letter of claim within 48 hours. GO SPORT FRANCE is then in charge of tracking and ensuring that the indemnification process is successful.

•                                         Large product (> 30 kg) processing centre

Entrepôt Easydis Les Sources

ZAC de l’Orme

42160 Andrézieux-Bouthéon

In the event of dispute at reception, the CDISCOUNT staff in charge of the Andrézieux warehouse begins the claim process to the carrier by sending, on behalf of GO SPORT FRANCE, the registered letter of claim within 48 hours. GO SPORT FRANCE is then in charge of tracking and ensuring that the indemnification process is successful.

Delivery of any products that correspond to the < 30 kg category described above at the large product (> 30 kg) processing centre does not necessarily trigger the switching error processing as these products can be prepared and shipped by the service provider and corresponding carriers.

In the reverse case, however, the products can under no circumstances be shipped from the Cestas small product processing centre.

In the event of an error in product switching, the costs and constraints induced by the transfer of the products shall be borne by GO SPORT FRANCE:

•                  preparation, shipping and transport between the two processing centres;

•                  any compensation of the customer for delayed delivery in the event of sale on bluff stock;

•                  second receipt of products.

To limit the risk, GO SPORT FRANCE agrees to sell on stock bluff only after the first receipt on one of the e-logistics warehouses (except for bicycles).

(b)                                Two types of merchandise delivery are planned:

•                                         From the warehouses of GO SPORT FRANCE: These “warehouse” orders can never be changed in the IS. For deliveries to the Cestas processing centre in trays, CDISCOUNT agrees to load the empty trays (by full pallet) for return via the carrier of GO SPORT FRANCE.

•                                         From the suppliers of GO SPORT FRANCE: These “supplier” orders may be changed by GO SPORT FRANCE in the IS up to the day before the delivery. Thereafter, only cancellation of the remainder is possible.

At first receipt of a given reference, CDISCOUNT may ask GO SPORT FRANCE not to put a product on sale when the product does not meet the storage, preparation and shipping constraints of e-commerce distribution. CDISCOUNT shall make GO SPORT FRANCE a proposal to raise the product in question to compliance (with an estimate if the service is to be performed by CDISCOUNT) and all selling of that product will depend upon this.

The delivery conditions of the products delivered by GO SPORT FRANCE or its suppliers to CDISCOUNT shall be specified, as required, by joint agreement in consideration of the document furnished for information in Appendix 11.

2.2                              Packaging and storage

(a)                                Packaging

Each item delivered to the end customer may be handled a large number of times, depending on the delivery method chosen by that end customer. The packaging chosen therefore has to guarantee non-deterioration of the product up to delivery to the end customer.

Packaging characteristics (aside from dimensional constraints):

•                      The package units must be intact (neither wet nor torn, etc.).

•                      The packaging must be suitable so that the merchandise is firmly secured and the boxes do not collapse.

•                      The package units must be securely closed.

(b)                                Storage

For the Cestas Pot au Pin warehouse, a fixed daily slot (business days) is reserved for deliveries from GO SPORT FRANCE or its suppliers.

•                      Time slot: 7 a.m.

•                      Maximum number of lorries: 1

•                      Maximum number of pallets: 33

•                      Confirmation of delivery at D-2 (business days) by email indicating the order number, the carrier’s identity, the number of pallets and the references and products.

In the event of additional delivery, the standard CDISCOUNT appointment procedure must be followed.

For the Andrézieux warehouse, three fixed daily slots (business days) are planned on business days.

•                      Time slot: 7, 8 and 9 a.m.

•                      Maximum number of lorries: two palletised lorries (one from the GO SPORT FRANCE platform and one from a supplier of GO SPORT FRANCE) + one bulk lorry.

•                      Maximum number of pallets: equivalent 100 pallets.

•                      Confirmation of delivery at D-2 (business days) by email indicating the order number, the carrier’s identity, the number of pallets, the references and products as well as the type of delivery (bulk or pallets).

In the event of an additional delivery, GO SPORT FRANCE or its supplier must make an appointment by email one week in advance.

3.                                     SHIPPING OF ORDERS

3.1                              Preparation of shipments

A customer order may generate several package units depending on the end customer’s delivery constraints.

> 30 kg products are not over-packed.

For < 30 kg products that do not fit into a box of the defined line, GO SPORT FRANCE authorises CDISCOUNT to send the product without larger package unit if its original package unit meets the distribution constraints, or to find a specific suitable package unit (the cost of which will first be validated by GO SPORT FRANCE).

CDISCOUNT shall not be held liable for shipment delays due to a delay of availability of the stock by GO SPORT FRANCE.

3.2                              Shipment

The Orders are transported by the following carriers:

•                  Coliposte

•                  Relais Colis

•                  Easydis/M30 and P30 collection point network

•                  CCV

•                  TNT.

The eligibility of the products for the various delivery methods depends on the constraints set by the carriers and distribution networks. CDISCOUNT manages it in the IS and shall keep GO SPORT FRANCE informed of any change in the package unit distribution process.

•                  Barring exceptions:

•                  Standard products of < 30 kg are eligible for Coliposte, Relais Colis, TNT (as long as there is available stock at the e-logistics warehouse) and the M30 collection point network.

•                  Large (G) Products of < 30 kg are eligible for Coliposte and TNT (on condition that there is available stock in the e-logistics warehouse).

•                  Standard products of > 30 kg are eligible for CCV Economy delivery, CCV Comfort delivery, and P30 carry-away.

•                  Outsize products of > 30 kg are eligible for CCV Comfort delivery.

4.                                     MANAGEMENT OF RETURNS

CDISCOUNT shall judge the quality of the products returned. Products deemed unsellable “new” shall be entered into the “HS” computer stock (quality blockage).

These HS stocks shall be grouped into two types:

•                      Products to be destroyed: GO SPORT FRANCE shall commission (at a frequency to be defined) one of its employees at each warehouse to substantiate the destruction of the products.

•                      Products to be returned to a discount store: GO SPORT FRANCE will charter (frequency to be defined) transport to return its products to the venue of its choice.

APPENDIX 7 — TRACKING AND REPORTING COMMITTEES

1.                                     COMPOSITION AND MEETING VENUE OF TRACKING COMMITTEES

Strategy Committee

Function: The strategy committee shall be in charge of ensuring the proper development and operation of the Platform both in its computer aspects, logistics and customer relations. The strategy committee shall draw up a schedule of condition of the customer relations management and development prospects in the pre-defined strategic environment.

Periodicity: Every half-year.

GRC Production Committee

Function: Review of service levels and indicators and definition of action plans and review of planning and its reliability.

Periodicity: Once per week.

GRC Steering Committee

Function: Review of service levels and indicators, actions conducted, their pertinence, definition of new actions and information on coming projects.

Periodicity: Once per month.

In the context of these committees, CDISCOUNT shall communicate, at GO SPORT FRANCE’s request:

•                       the daily, weekly and monthly statements of volumes of phone calls and service quality;

•                       the daily statements of the email and other asynchronous flows processing entities;

•                       the weekly and monthly statements of the average length of processing asynchronous flows,

•                       the weekly and monthly statements of customer satisfaction levels (when the assessment tool is instituted);

•                       the weekly and monthly statements of ratio and contact reasons.

Logistics production committee

Function: Review of service levels and indicators and definition of action plans and review of planning and its reliability.

Periodicity: Once per week (Wednesday, 2 p.m.).

Logistics Steering Committee

Function: Review of service levels and indicators, actions conducted, their pertinence, definition of new actions and information about upcoming projects.

Periodicity: Once per month.

Hosting and Platform Operation Committees

Two other committees are planned in clause 11 of Appendix 3.

2.                                     MINUTES APPROVAL PROCEDURE

Pursuant to each meeting of a Tracking Committee, CDISCOUNT shall send minutes to GO SPORT FRANCE.

These minutes shall report all the points and organisational and technical decisions taken during the meeting of the Tracking Committee and shall be sent to all the members of the Tracking Committee within four business days following the meeting. Unless reservations are expressed by any one of the Parties concerning the content of these minutes within four business days following its dissemination or the next meeting of the Committee if it occurs before then, all the points mentioned in the document shall be considered accepted and approved by all the Parties.

If one of the Parties expresses reservations on the said minutes within the foregoing time period, the Parties agree to place the reservations raised on the agenda of the following Tracking Committee meeting.

APPENDIX 8 — SCOPE OF REMIT OF THE CUSTOMER RELATIONS SERVICE

The various services of the remote customer relations service shall be distributed as follows on the basis of the information communicated by GO SPORT FRANCE:

Services of the CDISCOUNT customer relations service

Time of action	Object of the action
Before purchase	Any general information, especially in connection with GO SPORT FRANCE, any articles published in newspapers or information in connection to GO SPORT FRANCE suppliers
Any information about the Products
Any information about the “Feel Good” loyalty programme and GO SPORT FRANCE gift cards
Any information about GO SPORT FRANCE physical stores (opening hours, addresses, etc.)
Any information about payment security, product delivery procedures, after-sales service
Any information related to technical difficulties encountered using the Platform
During purchase	Information and assistance in creating a personal account or placing an order
Information about delivery procedures and means of payment
Information and assistance solving technical difficulties encountered on the Platform (creation of personal account and placing orders)
Information about substitute products if a product is not available (such as stock depletion)
After purchase	Information about tracking orders and managing fraud
Managing return requests of products bought via the Platform
Tracking of returns of products bought via the Platform
Tracking of reimbursements of products bought via the Platform and in physical store
Communication of information about customers

Escalation – Level 2

Customer relations service managed by GO SPORT FRANCE

Resolution of conflicts with customers

Partial or total cancellation of an order placed on the Platform

Decision related to returns of products ordered via the Platform (reimbursement, another shipment to customer)

Application of Platform commercial policy (reimbursement of carriage costs, commercial gesture)

Diagnosis and resolution of technical difficulties related to the Platform

Processing of difficulties related to product quality

Informing customers about certain products (very complex technical products) and certain delivery operations

Services excluded from the scope of the customer relations service

Advice to staff dedicated to customer relations service for carrying out the customer purchase

Management of deferred payment operations (of the cheque or bank transfer type)

Taking orders on behalf of the customer

Taking offline orders

APPENDIX 9 — TERMS OF INDEMNIFICATION FOR DELAY, LOSS AND DAMAGE

CDISCOUNT agrees to do its best to obtain from carriers, in the name and on behalf of GO SPORT FRANCE, the indemnities due for possible delay, losses and damage incurred by the products.

APPENDIX 10 — TERMS OF DELIVERY TO CDISCOUNT WAREHOUSES

This appendix is communicated for information purposes. The Parties shall adapt the conditions of this appendix to their relations in the Contract context in the three months following the Contract signing date.

APPLICATION CONTRACT TO THE 2013 FRAMEWORK AGREEMENT

CONDITIONS OF DELIVERY TO CDISCOUNT WAREHOUSES

BETWEEN THE UNDERSIGNED

The company CDISCOUNT,

Limited liability company (SA) with share capital of €4,281,603.20 and head office at 120-126 Quai de Bacalan, CS 11584 33067 Bordeaux listed in the Bordeaux Trade and Companies Registry under 424 059 822

Represented by Pierre-Yves Escarpit in his capacity of Supply Chain Director

Hereafter referred to as “CDISCOUNT”

The company company with capital of € and head office at Listed in the Trade and Companies Registry under Represented by in his capacity of Hereafter referred to as the “Supplier”

Hereafter referred to collectively as the “Parties”.

RECITALS

By application of article L.441-7 of the Commercial Code, the Supplier and CDISCOUNT have negotiated and concluded a Framework Agreement for 2013.

In this Framework Agreement, the parties agreed in particular on the type(s) of logistics flows developed between them and the need to detail them in a Framework Agreement application contract.

These “Terms of Delivery to Cdiscount Warehouses” thus constitute an application contract concluded pursuant to this Framework Agreement. They determine the essential rules to ensure the quality of the Supplier’s deliveries to the warehouses designated by CDISCOUNT.

In the common interests of the parties and in that of the end consumer, they must allow optimisation of the deliveries and enhanced collaboration between Supplier and CDISCOUNT.

I — PRELIMINARY REMARKS

1.1                              Depending on the product type, the supplier may have to deliver to several logistics sites, the overload and addresses of which shall be communicated at when the appointment is made and/or shall be found on the purchase order:

•                       Products of weights of 30 kg or more OR sum of dimensions greater than 2 m: Andrézieux Les Sources or Agediss site

•                       Products weighing less than 30 kg AND sum of dimensions 2 m or less: Cestas site.

1.2                              Delivery sites and addresses are indicated on the purchase orders placed by CDISCOUNT. It is imperative to use them.

1.3                              The supplier must deliver the order at the requested date and in compliance with these specifications.

1.4                              Depending on the product type, the supplier may have to deliver to several sites.

1.5                              Certain CDISCOUNT delivery sites have several buildings. The Supplier must specify to the carrier the building and cell number as well as the other necessary information.

1.6                              Upon arriving at the delivery site, the driver in charge of the delivery must sign the security agreement presented to him. He must likewise be equipped individually with protective clothing (safety shoes and fluorescent jacket).

1.7                              All logistics documents (Delivery Slip, Transport Coupon, etc.) must be written in French. Documents written in English may nonetheless be accepted.

Considering the value of the merchandise, the Supplier agrees to take (or have its carrier take) all the necessary measures to ensure security of the means of transport.

II — MAKING AN APPOINTMENT

The reception hours at the warehouse and building are defined in Appendix 2.

2.1                              The Supplier (or its carrier) must make an appointment prior to any delivery. The contact details for making appointments are indicated in Clause 1 of Appendix 1 — CONTACT DETAILS.

2.2                              Only the appointment schedules set by CDISCOUNT shall be considered.

2.3                              For the Cestas and Agediss sites, the appointment must be requested as early as possible and at the latest 48 hours before the delivery date mentioned on the purchase order. The appointment is then scheduled according to availability.

For the Andrézieux site, the appointment must be requested as early as possible and no later than 15 days before the delivery date mentioned on the purchase order. The appointment is then scheduled according to availability.

2.4                              The appointment given shall not be prior to the delivery date mentioned on the purchase order.

2.5                              When the Supplier (or its carrier) makes an appointment, it must communicate the following information to the Call Centre:

•                       Supplier’s name

•                       CDISCOUNT internal order no. to deliver

•                       Total number of pallets actually delivered (bundled or on floor), package units and references

•                       Container no. if applicable

•                       Type of product, only for deliveries to Andrézieux or Agediss.

•                       Type of delivery (palletised, bulk)

•                       Delivery date stipulated on the order

•                       Supplier’s or carrier’s contact details (phone, fax, email)

2.6                              Any appointment change or cancellation by the Supplier must be communicated to the Call Centre as early as possible and at least 48 hours in advance.

2.7                              It is mandatory to make an appointment: deliveries are not accepted without appointment.

If several purchase orders are delivered, some of them by appointment, the purchase orders without appointment shall be refused. If purchase orders with and without appointment are not differentiated, the entire delivery shall be refused.

2.8                              Carriers have an interest in complying with the dates and times set for the appointment. In the event of delay, the Supplier or carrier agrees to forewarn the Call Centre concerned as early as possible and shall be subject to the penalties described in the Framework Agreement. Furthermore, for deliveries to Cestas, carriers who do not show on time shall be subject to the rules of unloading priority set out by CDISCOUNT and detailed in Appendix 3.

2.9                              Special cases of deliveries without appointment: Express/messenger type deliveries are accepted without appointment only for items weighing less than 15 kg and capped at 20 package units per delivery. The package unit dimensional constraints that CDISCOUNT has set are detailed in point 5.2.1.

Reception of this type of delivery at Day D is not guaranteed, however, and depends on the warehouse’s reception capacities.

III — DELIVERY SLIP

3.1                              All deliveries ABSOLUTELY MUST be accompanied by one or more Delivery Slips (BL) corresponding to the merchandise delivered. Any purchase order delivered without BL or other documents (packing list) will be refused.

•                  A BL is neither a Transport Coupon nor an invoice nor a purchase order. It is forbidden to produce a purchase order in place of a BL.

•                  Any order delivered with a BL with handwritten changes shall be refused.

•                  Under law, the merchandise must also be accompanied by a Transport Coupon (CMR).

•                  The supplier issues one BL per order and per lorry (if the volume of an order is spread out over several lorries, one BL per lorry will be required).

•                  At delivery, the driver must present the BL(s) before opening the trailer or container, along with the Waybill. The BL must not be glued to a pallet or inserted in a package unit. The supplier shall nonetheless keep the documents available to the CDISCOUNT provisioners if requested.

3.2                              The following information must appear on the BL:

•                  CDISCOUNT internal order no.

•                  Supplier’s name and address

•                  Supplier’s and/or CDISCOUNT internal item references (SKU)

•                  Quantities ordered and delivered per reference

•                  Gencod of the reference

•                  Number of handling units (number of pallets and/or package units

•                  PCB

The information transmitted to CDISCOUNT on the databases for referencing items must be followed strictly: differences observed between information transmitted and the delivery may prompt a refusal of merchandise or a service re-invoiced to the supplier.

In a palletised reception, the information to prove is:

•                  Supplier package unit with EAN code (1 reference = 1 EAN code only)

•                  Number of layers

•                  Number of package units or UVC on one pallet

•                  Package unit dimensions

•                  Weight

In a bulk reception, the information to prove is:

•                  Supplier package unit with EAN code (1 reference = 1 EAN code only)

•                  Number of layers in the container

•                  Package unit dimensions

•                  Weight

Example BL diagram:

Delivery Slip no. XX

Supplier’s name Supplier’s address	CDISCOUNT Delivery address CDISCOUNT order no.
Total pallets delivered:
Total package units delivered:

Item 1 code — Item 1 designation Item 1 Gencod PCB	Qty delivered/qty ordered	Package unit no./Pallet no.

Item 2 code — Item 2 designation Item 2 Gencod PCB	Qty delivered/qty ordered	Package unit no./Pallet no.

Item 3 code — Item 3 designation Item 3 Gencod PCB	Qty delivered/qty ordered	Package unit no./Pallet no.

IV — DELIVERY TYPES

For deliveries to the Cestas site, aside from major import orders and aside from any specific agreement expressed in writing by the CDISCOUNT Flow Coordination Service, the delivery standard is lorry delivery of palletised merchandise.

4.1                              Deliveries on pallets (see Appendix 5)

The pallet must not be broken, must be film-coated firmly (including merchandise and support) in order to ensure the stability of the products when the film is removed. It must also be wrapped with a security tape to ensure integrity of the delivered merchandise.

There must be no overhang of the pallet. The package units must not exceed the pallet platform. Outsize products shall be negotiated on a case basis.

4.1.1                    Pallet characteristics

•                  European standard 80 x 120 (EUR, CHEP, etc.): any request for other pallets (100 x 120, plastic, no-value, etc.) must first be approved by the Flow Coordination Service.

•                  Not exceed 1.80 m including support:

•                  Any delivery of pallets between 1.80 m and 2.40 m shall be refused or be subject to an estimate for re-palleting (see service grid in Appendix 4).

•                  Deliveries on pallets greater than 2.40 m shall be refused systematically.

•                  Be fireproof.

4.1.2                    The following information must appear on the pallets:

•                  Warehouse address with building

•                  Supplier’s name

•                  Corresponding CDISCOUNT purchase order no.

•                  Number of pallets

4.1.3                   When several purchase orders are delivered on the same pallet, the purchase orders must be clearly identified and separated (see Appendix 5).

4.1.4                    The pallets must be mono-reference whenever the volume permits. The use of multi-reference pallets is tolerated only if:

•                  the references are grouped amongst themselves on the same pallet;

•                  the same reference is not disseminated over several supports (unless the volume so requires;

Palleting anomalies may prompt refusal of merchandise or a service re-invoiced to the supplier.

Palletised deliveries of package units exhibiting sub-packages A + B must be processed so that A and B are integral with each other (tape, film, strap, etc.). Otherwise, the load shall be likened to a bulk shipment and may be refused.

4.2                              Bulk deliveries

Bulk delivery is accepted only in the context of Major Import flows or with the express agreement of the Flow Coordination Service, and shall always be subject to an estimate for repalleting (see service table in Appendix 4).

Rules for filling bulk containers & lorries:

•                  Load reference by reference: do not mix package units.

•                  Leave a space between the last layer and the roof so package units can be reached.

•                  Follow the directions of the arrows on the package units.

•                  Do not load flat package units on edge, to avoid collapse of the package unit.

•                  Homogenise the load.

•                  Attach the merchandise if the load is not complete.

•                  Fine edging of the container to avoid package units falling out when opened.

•                  No tarp-covered semi-trailer to guarantee package unit integrity

•                  Attach large, heavy products to avoid any risk of accident when the container or lorry doors are opened at unloading, if a container is full.

For a bulk container or lorry consisting of a multi-package unit reference, the loading must be done to allow immediate reconstitution of the set A+B. Therefore, the loading must alternate products A, B and even C. For example: Package unit A on the right and package unit B on the left.

The lorry must be high enough to be able to dock at the wharf and so that unloading is possible with conventional handling apparatus of the pincer truck type.

If strap is used, it must be made of plastic and not of metal (risk of injury).

V — PRODUCTS

5.1                              Each product must be clearly identified with:

•                  Its SKU code (item)

•                  Item name

•                  Size/colour if managed

5.2                              Each SKU (item) must have a bar code complying with GS1 standards on its product package unit. The bar code must be placed visibly on the product package unit.

5.3                              The products must be packaged individually (boxes, film, etc.).

VI — PACKAGE UNIT PACKAGING

6.1                              In the context of distribution by CDISCOUNT, each item delivered to the end customer may be handled many times depending on the distribution circuit and delivery method chosen by the end customer (see Appendix 6). This is why the packaging must guarantee non-deterioration of the product up to customer delivery by adequate protection to withstand the many handlings and possible overloads inherent in the mail-order organisation.

6.2                              Package unit packaging characteristics:

•                  The package units must be intact (not wet or torn, etc.).

•                  The packaging must be suitable so that the merchandise is maintained and the boxes do not collapse. It must also include solid interior protections, if necessary, of the fragile and/or salient parts of the merchandise.

•                  The package units must be firmly closed.

•                  The specific handling and storage recommendations (such as top, bottom, fragile, vertical storage, maximum stacking, etc.) must be clearly visible on the package unit in text or pictogram form.

•                  A given order standard (such as a package unit of 24 sales units) must under no circumstances be delivered in two separate package units (such as package units of 12 sales units each) even if strapped or taped together.

•                  Any box of a delivery must contain only one and the same item reference (except for Fashion products).

•                  Tools, spare parts or elements separate from the main product must be packed separately and fastened so that they cannot damage the product during handling and transport or recovery by the customer for use. Spare parts placed in elements of the main product must have information that is explicit and identifiable by the customer (such as assembly manual or other document integrated in the package unit).

6.2.1                    For packaging on the Cestas site:

Package unit dimensions for items less than 15 kg:

•                  The maximum standard package unit dimensions authorised are:

Length: 80 cm

Width: 60 cm

Height: 60 cm

•                  The maximum standard package unit weight allowed is 20 kg.

Package unit dimensions for items weighing more than 15 kg and less than 30 kg:

•                  Palletised package units will be accepted with the defined maximum constraints:

Length: 120 cm

Width: 80 cm

Height: 180 cm

Or

Length: 120 cm

Width: 100 cm

Height: 180 cm

Bulk package units shall be accepted on the Cestas site up to a maximum limit of 30 kg/package unit.

In all instances, if the package unit dimensions proposed by the supplier are not suitable for storage, CDISCOUNT reserves the right to send the information back to the supplier to change the packaging.

6.3                              Package unit identification

All package units are to be identified using a label including the following information:

•                  Product reference FRN and/or CDISCOUNT internal reference (SKU)

•                  Size/Colour if managed

•                  Quantity

•                  Each package unit must be identified by a package unit label

•                  The logistics EAN must be present on each label in the form of ITF 14 (DUN14) or EAN13.

•                  The size of the label must ensure the legibility of the information.

•                  The package unit label must be placed on one of the sides of each box or display so that it is visible from outside the pallet.

VII — SPECIFIC FASHION FEATURES

7.1                              Specific product packaging

For Textile products, assorted package units are accepted under certain conditions:

•                  Package unit of a single and same model

•                  Products must be stowed inside the box by colour and size.

7.2                              Specific product features

Textile and Shoe references must comply with French and European standards in effect with regard to labelling (composition label for Textile products, materials labelling for footwear).

VIII — COMPLIANCE WITH REFERENCES AND QUANTITIES ORDERED

8.1                              The supplier agrees to deliver the quantities ordered per the order (quantity and reference) in a single time on the appointment date confirmed and in a single lorry if possible.

8.2                              Cases of non-compliance with the ordered quantities are the following:

•                  Surplus

•                  Not ordered

•                  Missing

In the event of Surplus items or those Not ordered but delivered, for which the Provisioner/Buyer does not wish to keep the merchandise, the supplier is obliged to organise its removal within fifteen days following delivery.

In the event of Missing items, the supplier informs the Provisioner/Buyer of this as early as possible, and they take the responsibility of accepting the delivery of remaining quantities or balancing out the order.

No excess quantity or any product substitution shall be accepted without the prior consent of the Provisioner/Buyer.

IX — NON-COMPLIANCE OF DELIVERIES

9.1                              Any non-compliance in the broad sense at receipt entails delay and may give rise to work at the supplier’s expense, or return of the merchandise (see services grid 4).

9.1                              Cases of non-compliance are the following:

•                  Absence or error of labelling

•                  Item inversion

•                  Damaged package unit

•                  Mixture of references inside a package unit or a pallet

•                  Colour

•                  Deliveries on pallets that are broken or too high (> 1.80 m and < 2.40 m)

•                  Non-compliance with the PCB

•                  Technical documents (missing manuals, EC standards, etc.),

•                  etc.

9.3                              Depending on the cases of non-compliance, CDISCOUNT shall apply the following management rules:

•                  Estimate for bringing into compliance at supplier’s expense per the service grid detailed in Appendix 4 for deliveries to the Cestas site, with a minimum lump sum of €50 per non-compliant delivery, and on estimate on a case basis for the Agediss and Andrézieux sites;

•                  Or the supplier takes back the merchandise at its expense within a maximum of 15 calendar days after delivery.

If the supplier does not take back the products within 15 days following formal notice, CDISCOUNT may destroy the non-compliant products at the Supplier’s expense.

In all cases, any serious or repeated non-performance of its delivery obligations by the supplier may entail early cancellation of its contract or de-referencing of the products concerned.

Signed in Bordeaux on

In two original copies

For CDISCOUNT	For the SUPPLIER

Name: Pierre-Yves Escarpit	Name:

Capacity: Supply Chain Director	Capacity:

APPENDIX 1 — CONTACT DETAILS

1 -                                 CONTACT DETAILS for MAKING AN APPOINTMENT

•                  For deliveries to CESTAS

Entrepôts Cdiscount Zone du Pot au Pin

33610 Cestas

(a)         Appointments are made only by phone at 05 56 68 12 88 or by email at RDV_livraison_cestas@cdiscount.com;

(b)         The Call Centre is available between 8.30 a.m. and 5 p.m. on Mondays, Tuesdays, Wednesdays and Thursdays, and between 8.30 a.m. and 4 p.m. on Friday.

•                  For deliveries to Andrézieux

Entrepôt Easydis Les Sources ZAC de l’Orme

Rue des Sources

42160 Andrézieux Bouthéon

(a)        Appointments are made by phone at 04 77 55 93 18 or by email at jzambelli@groupe-casino.fr

For Bulk deliveries, besides GEM, any request for appointment must be made by email at jzambelli@groupe-casino.fr

(b)        The Call Centre is available from 9 a.m. to 12 p.m. and from 2 p.m. to 4 p.m. from Monday to Friday.

•                  For deliveries to Agediss

Entrepôt GIRARD AGEDISS 41

ZI Les Portes de Chambor

41500 MER

(a)         Appointments are made by phone at 02 54 81 78 16 or by email at arrivagemer@agediss.fr.

APPENDIX 2 — RECEPTION SCHEDULE at CESTAS SITE

Reception schedules defined by building/cell and by day are the following:

Building/Cell	Unloading times	Unloading times
	(M-T-W-T)	(F)
BUILDING A — CELL A	7 a.m. to 12 p.m.	7 a.m. to 12 p.m.
BUILDING A — CELL D	7 a.m. to 12 p.m.	7 a.m. to 12 p.m.
BUILDING B — CELL G	7 a.m. to 12 p.m.	7 a.m. to 12 p.m.
BUILDING B — CELL J	7 a.m. to 12 p.m.	7 a.m. to 12 p.m.
BUILDING C — CELL K	7 a.m. to 3:30 p.m.	7 a.m. to 2:40 p.m.
BUILDING C — CELL L	7 a.m. to 3:30 p.m.	7 a.m. to 2:40 p.m.

APPENDIX 3 — COMPLIANCE WITH DELIVERY TIME SLOTS

The carrier must comply with the set appointment time.

For deliveries to CESTAS, in order to reduce the waiting time, CDISCOUNT institutes a driver waiting line management system.

Schematic presentation of the rules defined:

Carrier “on time”	Carrier early	Carrier late

Early or late by less than an hour from the planned appointment	More than 1 hour ahead of planned appointment	More than 1 hour behind planned appointment

Unloading taken in charge by priority	Unloading taken at planned appointment (earlier if availability and in reception time schedules)	Unloading taken in charge depending on availability in reception time schedule during the day, by order of arrival.

APPENDIX 4 — LOGISTICS SERVICE GRID for CESTAS SITE

Delivery task	Fare	Unit
Sticking of Gencod label	€0.50	Sales unit
Switch of Packaging	€0.90	Sales unit
Blister Packaging	€1.40	Sales unit
Handling on product	€0.90	Sales unit
Sorting out into different parcels	€0.90	Sales unit
Sorting out into different pallets	€9.50	Pallet
Handling on pallet	€3.50	Pallet
Pallet too high	€8.50	Pallet
Switch of broken Pallet	€10.50	Pallet
Unstandardised Pallet	€10.50	Pallet
Unstandardised Pallet and too high	€10.50	Pallet
Bulk unloading	€1.00	Package unit
Transfer between two activities	€7.70	Pallet
Transfer between two warehouses	On quote
Special delivery task	On quote

APPENDIX 5 — SUPPLIER PALLET

Bande de garantie = Security tape

Etiquette identification = Identification label

The identification label must carry the:

•                  Warehouse address

•                  Purchase order number(s)

•                  Pallet number on each pallet.

The references corresponding to a given purchase order must be grouped onto the pallets:

[Pictures:

Commandes achat clairement identifies et séparées =

Purchase orders (Cda) clearly identified and separated

1 colis par reference = 1 package unit per reference

Colis séparé et range par reference = Package unit separate and arranged by reference

NON = NO]

Key:

Cda = Purchase order

Ref = Reference

The same reference must not by disseminated over several supports unless the volume so requires.

NON = NO

APPENDIX 6 — WRAPPING

It is compulsory that the wrapping of the items furnished can protect them to ensure their integrity at the time of delivery to CDISCOUNT customers.

It is also of capital importance that the wrapping of these items ensures their integrity in the event of return from the end customer to CDISCOUNT.

The number of potential handlings per product is shown in the following summary:

		Number of times handled up to end customer	Number of times handled if returned from end customer	Total number of times handled
From Cestas warehouses	Items received palletised	22 or 23	13	35 or 36

From warehouses other than Cestas	Items received palletised	14 to 20	5 to 11	19 to 28
	Items received not palletised	13 to 15		18 to 26